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INVESCO Variable
Investment Funds

No-load mutual funds seeking a high level of current income.

HIGH YIELD FUND

INDUSTRIAL INCOME FUND

TOTAL RETURN FUND

GROWTH FUND

DYNAMICS FUND

SMALL COMPANY GROWTH FUND

HEALTH SCIENCES FUND

TECHNOLOGY FUND

REALTY FUND

UTILITIES FUND

ANNUAL REPORT

INVESCO

ANNUAL REPORT/December 31, 1998

Market Overview
   1998 was a year few market veterans will forget. Just when the danger seemed to have passed, the tidal wave of the Asian economic crisis finally pounded American shores in late summer, swamping financial markets. Wall Street's sense of gloom deepened as the headlines warned of one global economic calamity after another: Russian loan default, the ominous near-collapse of the hedge fund Long-Term Capital Management, tumbling currencies in Latin America, and a perilous banking situation in Japan.
   Following the gut-wrenching declines, however, the markets began an equally dizzying rebound in October. A series of three interest rate cuts by the Fed, along with those by other central banks, pumped liquidity and confidence into the international financial system. Despite profit warnings from large multinational corporations, investors began to focus on the many sectors of strength within the American economy: robust consumer spending, low interest rates and unemployment, and subdued inflation.
   The mixed economic picture resulted in mixed market performance, as the technology- and health care-heavy S&P 500 Index outperformed the industrial-oriented Dow Jones, and large-capitalization stocks continued to be favored over small-cap issues. Meanwhile, yield spreads widened to favor low-risk bonds substantially.
   By the end of the year, many investors enjoyed another round of sizeable gains, but few could avoid a sense of trepidation as 1999 approached.

INVESCO Variable Investment Funds, Inc.
   The line graphs on the following pages illustrate, for the period from inception through 12/31/98, the value of a $10,000 investment in each of the INVESCO Variable Investment Funds, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the funds' operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Past performance is not a guarantee of future results.)(1),(2)

VIF--High Yield Fund
   For the one-year period ended 12/31/98, VIF--High Yield Fund achieved a total return of 1.42%. This return lagged that of the Merrill Lynch High Yield Master Index, which over the same period had a total return of 3.66%. (Of course, past performance is not a guarantee of future results.)(1),(2)
   Technical conditions within the high yield market appear to have been improving over the past few weeks, and valuations possess the opportunity for further increases on top of those experienced throughout the November rally. We expect further positive technical influences as we move through January. This sector is still undervalued and is extremely attractive on a fundamental/historical basis. We believe that high-yield securities continue to offer great total return potential for our shareholders.

                              VIF - High Yield Fund
                         Average Annualized Total Return
                                 as of 12/31/98(1)

                    1 year                              1.42%
                    ------------------------------------------
                    Since inception (5/94)             11.82%
                    ------------------------------------------

   Performance is driven by the ability to choose companies within the High Yield Fund's investment themes that are most likely to experience "positive events." We focus on companies with improving credit profiles within industries that possess improving fundamentals and the potential for increased consolidation activity. Telecommunications and zero coupon bonds tend to be high beta holdings and an area of focus for the manager. The manager's style of thematic investing also shifts the focus away from cyclical issuers, an area likely to experience fundamental credit impairment during an economic slowdown. There is very limited emerging market exposure and no equity exposure within the fund.

   We remain focused on credit risk analysis, and our themes of energy, broadcasting, communications, "near death experience - born again deleveragers" and special situations remain intact. We will also opportunistically trade in the new issue market, as these issues are currently being priced inexpensively.

Graph:        VIF - High Yield Fund Total Return from inception (5/94 through
              12/31/98)

      This line graph represents a comparison of the value of a $10,000 investment in VIF -- High Yield Fund to the value of a $10,000 investment in the Merrill Lynch High Yield Master Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (5/94) through 12/31/98.

Fund Management
   VIF--High  Yield Fund is managed by Senior  Vice  President  and  Director of
Fixed-Income Investments Donovan J. "Jerry" Paul. Jerry began his investment career in 1976; before joining INVESCO, he worked for Stein, Roe & Farnham Inc., as well as Quixote Investment Management. He earned an MBA from the University of Northern Iowa, and a BBA from the University of Iowa. He is a Chartered Financial Analyst and Certified Public Accountant.

VIF--Industrial Income Fund


                          VIF - Industrial Income Fund
                         Average Annualized Total Return
                                 as of 12/31/98(1)

                    1 year                             15.30%
                    ------------------------------------------
                    Since inception (8/94)             21.63%
                    ------------------------------------------

   For the one-year period ended 12/31/98, VIF--Industrial Income Fund had a total return of 15.30%. During the same period, the S&P 500 had a total return of 28.53%, and the Lehman Government/Corporate Bond index had a total return of 9.47%. (Of course, past performance is not a guarantee of future results.)(1),(2)

Equity Strategy
   Late 1998 marked a dramatic turn in the equity market as the third-quarter slide reversed, and the indices climbed to new all time highs. Technology and consumer cyclical stocks led the surge forward as investor recession anxiety eased. The commodity-oriented sectors, energy and basic materials, continued to perform poorly as commodity prices plunged. Large-cap stocks continued to outperform, especially in the technology sector. The U.S. bond market ended the month with 30 year Treasury yields at 5.10%. Our expected trading range for the long bond through 1999 is still 4.5-5.5%. Corporate bonds, both high yield and investment grade, remain extremely attractive relative to historical valuations due to investors' concerns over a future economic slowdown. We feel that this risk is fully represented by current valuations and presents an excellent buying opportunity.

Graph: VIF - Industrial Income Fund Total Return from inception (8/94 through 12/31/98)

      This  line  graph  represents  a  comparison  of the  value  of a  $10,000 investment in VIF -- Industrial income Fund to the value of a $10,000 investment in the S&P 500 and Lehman Government/Corporate Bond Indices, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (8/94) through 12/31/98.

   The fund's equity weighting closed December at approximately 76.6% of net assets. Performance was aided by strong performance from its technology, health care, financial service, consumer staples, and communication stocks, while the fund's energy and utility stocks were weak. We increased our technology weighting in November, which significantly enhanced performance. The fund's energy holdings were weak during the quarter, though it is our belief that this group should turn around in 1999.
   The performance of the fixed-income portion of the portfolio can be attributed to our use of high yield securities and the further development of the "stranded cost" theme. Developments within the electric utility deregulation environment continue to validate our large allocation to this sector.
   U.S. economic and corporate profit growth should continue to slow heading into 1999. However, the risk of an economic recession appears to be minimal at this point, as consumer spending shows no sign of abating. The manager will closely scrutinize the portfolio's holdings and continually strengthen the underlying positions. We will continue to invest in high-quality companies that exhibit healthy balance sheets, positive cash flow, and consistent earnings growth, and which are led by superior management teams.

Fund Management
   Senior Vice President and Director of Investments Charles P. Mayer is responsible for the equity side of the portfolio. An industry veteran with 29 years of professional experience, he earned an MBA from St. John's University and a BA from St. Peter's College. Previously, Charlie was with Westinghouse Pension Investment Corp.
   Senior Vice President and Director of Fixed-Income Investments Donovan J. "Jerry" Paul serves as co-portfolio manager of the fund, concentrating on fixed-income securities. Jerry began his investment career in 1976; before joining INVESCO, he worked for Stein, Roe & Farnham Inc., as well as Quixote Investment Management. He earned an MBA from the University of Northern Iowa, and a BBA from the University of Iowa. He is a Chartered Financial Analyst and Certified Public Accountant.

VIF--Total Return Fund
   For the one-year period ended 12/31/98, VIF--Total Return Fund achieved a total return of 9.56%. During the same period, the S&P 500 had a total return of 28.53%, and the Lehman Government/Corporate Bond index had a total return of 9.47%. (Of course, past performance is not a guarantee of future results.)(1),(2)
   The domestic equity markets closed the year with a phenomenal fourth quarter. After the flight-to-safety in late summer, the market rebounded and breadth improved. Increased liquidity bolstered the markets as much of the surplus flowed into the financial markets. The fourth quarter saw the best returns from stocks with higher betas, lower yields, larger market capitalizations, and higher volumes. During the year the S&P 500 Index increased in value by more than $2.4 trillion, with about half of that dollar gain coming from the top 30 stocks. The disparity in returns was not only evident with regard to size but also style -- growth stocks dominated value names.

                             VIF - Total Return Fund
                         Average Annualized Total Return
                                 as of 12/31/98(1)

                    1 year                              9.56%
                    ------------------------------------------
                    Since inception (6/94)             14.87%
                    ------------------------------------------

   The bond market posted its best year since 1995, even after a strong year in 1997. During the quarter, corporates and mortgages faired better than government securities. Additionally, shorter-dated instruments posted gains, as those with longer maturities actually lost ground. The Federal Reserve made no changes at its late December meeting in light of good economic results, strong financial markets and three prior easings.

   Consumer cyclicals performed well during the final quarter, helping the fund's overweight position. Technology was the best-returning sector, and the fund's return was hurt by its underexposure. On the other hand, returns were aided by the underweight to energy, the lowest-returning economic sector, as well the specific Fund holdings. The fund's overweight position to utilities and basic materials, two of the worst-performing economic sectors during the quarter, served as a drag on returns even though stock selection was positive.

Graph:        VIF - Total Return Fund Total Return from inception (6/94 through
              12/31/98)

      This line graph represents a comparison of the value of a $10,000 investment in VIF -- Total Return Fund to the value of a $10,000 investment in the S&P 500 and Lehman Government/Corporate Bond Indices, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (6/94) through 12/31/98.

   The historical spread between the expected return on stocks and the yield-to-maturity of longer-term bonds has averaged 3% over time. At that level the normal asset mix would be 60% stocks and 40% bonds. The current spread is significantly wider than historic norms, and the fund is positioned accordingly. Fund Management VIF--Total Return Fund is managed by Edward C. Mitchell, president of INVESCO Capital Management, Inc. He earned his MBA at the University of Colorado and a BA from the University of Virginia. Ed began his investment career in 1969. He is assisted by David S. Griffin, who began his investment career in 1982. David holds an MBA from the College of William & Mary, as well as a BA from Ohio Wesleyan University. He is a Chartered Financial Analyst.

VIF -- Growth Fund

                                VIF - Growth Fund
                         Average Annualized Total Return
                                 as of 12/31/98(1)

                    1 year                             38.99%
                    ------------------------------------------
                    Since inception (8/97)             33.98%
                    ------------------------------------------

   For the one-year period ended 12/31/98, the fund's total return was 38.99%, easily beating the 28.58% return for the S&P 500 index over the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)
   1998 ended on a strongly positive note for the equity markets, helped in large part by the interest rate cuts by the Fed. The narrowness of the markets' advance in early summer has clearly broadened beyond the largest companies; in general, the participation of secondary names in the advance is a bullish indicator for the future direction of the markets. If, however, the Fed rate cuts - in conjunction with rate cuts around the world do not lead to a rebound in the global economies, equities are likely to resume the downward trend seen throughout the past summer. On an historical basis, domestic equity markets are towards the high end of their traditional valuation ranges, hence it is important that companies' projected earnings (driven mainly by economic growth) come through in order to support the current equity multiples.

Graph:        VIF - Growth Fund Total Return from inception (9/97 through
              12/31/98)

      This line graph represents a comparison of the value of a $10,000 investment in VIF -- Growth Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (9/97) through 12/31/98.

   Our results are attributable to the fund's two-tier approach to portfolio construction; that is, we aim to balance large-capitalization stocks - which tend to perform well in times of uncertainty - with smaller-cap stocks, which provide better opportunities for exposure upside.
   We do not currently anticipate major changes in strategy for the foreseeable future. VIF--Growth Fund will continue to run as a concentrated portfolio, holding roughly 30 to 40 stocks. The core portion of the portfolio will focus on high-quality, large-cap growth companies. We have increased the diversification of the Fund without compromising the growth characteristics of the portfolio. Despite the increased diversification of its holdings, the INVESCO Growth Fund continues to be over-weighted in faster-growing industries such as technology and health care as well as the more conservative consumer growth segment. Slower-growth industries such as utilities and energy continue to be under-weighted.

Fund Management
   VIF--Growth Fund is managed by Vice President Trent E. May. He received a BS from the Florida Institute of Technology and a MBA from Rollins College. Before joining INVESCO in 1996, Trent was a senior equity manager/equity analyst with Munder Capital Management. He is a Chartered Financial Analyst.
   Senior Vice President Timothy J. Miller is co-manager of the fund. He received his MBA from the University of Missouri, and a BSBA from St. Louis University. A 19-year veteran of the investment business, he is a Chartered Financial Analyst. Before joining INVESCO in 1992, Tim was an analyst and portfolio manager with Mississippi Valley Advisors.

VIF--Dynamics Fund

                               VIF - Dynamics Fund
                         Average Annualized Total Return
                                 as of 12/31/98(1)

                    1 year                             19.35%
                    ------------------------------------------
                    Since inception (8/97)             16.81%
                    ------------------------------------------

   The fund's return for the one-year period ended 12/31/98 was 19.35%. During the same time period, in contrast, the S&P MidCap 400 Index returned 18.25%. (Of course, past performance is not a guarantee of future results.)(1),(2)
   The narrowness of the market's advance in early last summer has clearly broadened beyond the largest companies; in general, the participation of secondary names in the advance is a bullish indicator for the future direction of the markets.

Graph:  VIF - Dynamics Fund Total Return from inception (9/97 through 12/31/98)

      This line graph represents a comparison of the value of a $10,000 investment in VIF -- Dynamics Fund to the value of a $10,000 investment in the S&P MidCap 400 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (9/97) through 12/31/98.

   1998 ended strongly with a big rally in the technology sector -- led by nearly anything related to the Internet. As it is our style to own the leading companies in high-growth sectors, the fund had exposure to both established, profitable plays such as AOL, as well as more speculative, but leading companies. Some have moved beyond the mid-cap focus of the portfolio and have hence been sold.
   The attraction of high-quality mid-cap growth companies should continue to gain recognition now that there appears to be less concern about a global economic crisis. Our strategy remains focused on the core: leading, high-return mid-caps in the major growth sectors of technology, communications, consumer, financial services, and health care.

Fund Management
   VIF--Dynamics Fund is managed by INVESCO Senior Vice President Timothy J. Miller and Thomas R. Wald. Tim received his MBA from the University of Missouri, and a BSBA from St. Louis University. A 19-year veteran of the investment business, he is a Chartered Financial Analyst. Before joining INVESCO in 1992, Tim was an analyst and portfolio manager with Mississippi Valley Advisors.
   INVESCO Vice President Thomas R. Wald assumed responsibilities of co-manager in October, 1997. He received his MBA from The Wharton School, University of Pennsylvania, and a BA from Tulane University. Before joining INVESCO in 1997, Tom was the senior health care analyst at Munder Capital Management.

VIF--Small Company Growth Fund

                         VIF - Small Company Growth Fund
                         Average Annualized Total Return
                                 as of 12/31/98(1)

                    1 year                             16.38%
                    ------------------------------------------
                    Since inception (8/97)             11.11%
                    ------------------------------------------

   The fund's return for the one-year period ended 12/31/98 was 16.38%. While this performance clearly lagged the broad market, it was exceptionally strong compared to smaller-capitalization stocks overall, as the Russell 2000 Index dropped -2.55% over the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)
   We use a bottom-up, analytical approach to uncover companies with accelerating earnings growth due to rapid sales growth, and new products or services. Consistency and stability of earnings will continue to be a central theme in 1999, as we intend to focus on companies whose product lines can remain strong even in the face of recent international market turmoil. Communication services and equipment remain a strong area of focus as well as business services companies. The financial sector continues to be driven by mergers and consolidation. Our technology positions are focused on software, communications equipment, and other areas that should exhibit sustainable earnings growth even in a mild economic slowdown. Low unemployment, strong consumer confidence and increasing disposable income are driving the consumer cyclical sector.

Graph: VIF - Small Company Growth Fund Total Return from inception (8/97 through 12/31/98)

      This line graph represents a comparison of the value of a $10,000 investment in VIF -- Small Company Growth Fund to the value of a $10,000 investment in the Russell 2000 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (8/97) through 12/31/98.


Fund Management
   INVESCO Vice President Stacie L. Cowell is the portfolio manager of VIF--Small Company Growth Fund. She earned her BA in Economics from Colgate University and is a Chartered Financial Analyst. Prior to joining INVESCO, Stacie was a senior equities analyst with Founders Asset Management, and a capital markets and trading analyst with Chase Manhattan Bank. She is assisted by co-managers Tim J. Miller and Trent E. May.

   Tim, a senior vice president, heads up our growth investment team. He received his MBA from the University of Missouri, and a BSBA from St. Louis University. A 19-year veteran of the investment business, he is a Chartered Financial Analyst. Before joining INVESCO in 1992, Tim was an analyst and portfolio manager with Mississippi Valley Advisors.
   Trent, a vice president, received a BS from the Florida Institute of Technology and a MBA from Rollins College. Before joining INVESCO in 1996, Trent was a senior equity manager/equity analyst with Munder Capital Management. He is a Chartered Financial Analyst.

VIF--Health Sciences Fund

                         VIF - Health Sciences Fund
                         Average Annualized Total Return
                                 as of 12/31/98(1)

                    1 year                             42.85%
                    ------------------------------------------
                    Since inception (5/97)             32.62%
                    ------------------------------------------

   For the one-year period ended 12/31/98, the fund achieved a total return of 42.85%, strongly outperforming the S&P 500's return of 28.53% over the same time frame. (Of course, past performance is not a guarantee of future results.)(1),(2)
   The increased emphasis by investors on earnings and liquidity created a two-tiered health care equity market in which market-leading, large-cap pharmaceutical companies outperformed small-cap health care companies. These large-cap pharmaceuticals remain a vital part of our portfolio strategy, and they have produced strong returns year-to-date.
   The Fund maintained its relative performance during the month of December. Several companies in the medical device sector drove performance. Some companies that outperformed during this period were Guidant Corp., Medtronic Inc., and Sofamor/Danek Group. Management remains overweighted in the pharmaceutical sector, which performed in line with the broader market over this period. We continue to underweight biotech & managed care, due to a lack of positive catalysts for these two groups. Instead, we're searching for investment opportunities in companies that should meet or exceed expectations as a result of new product launches and/or increased market share of existing products.

Graph: VIF - Health Sciences Fund Total Return from inception (5/97 through 12/31/98)

      This line graph represents a comparison of the value of a $10,000 investment in VIF -- Health Sciences Portfolio to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvest-ment of all dividends and capital gain distributions, for the period from inception (5/97) through 12/31/98.

   We continue to expect the pharmaceutical sector to be the largest sector of the portfolio over the near-term. These companies are benefiting from an improving regulatory environment and strong new product pipelines. Since new drugs typically drive revenue and earnings growth for pharmaceutical companies, management believes this environment should result in an acceleration of earnings growth rates for the industry. Another area of interest is in the medical devices area. This area has produced strong returns for the fund over the last six months. Management believes that new product cycle introductions will improve the fundamentals of this group over the long term.

Fund Management
   VIF--Health  Sciences Fund is managed by INVESCO  Senior Vice President
John R. Schroer, a Chartered Financial Analyst. He started his investment career in 1989, after earning an MBA and BA from the University of Wisconsin.

VIF--Technology Fund

                              VIF - Technology Fund
                         Average Annualized Total Return
                                 as of 12/31/98(1)

                    1 year                             25.69%
                    ------------------------------------------
                    Since inception (5/97)             25.46%
                    ------------------------------------------

   The fund's return for the one-year period ended 12/31/98 was 25.69%. During the same time period, the S&P 500 Index returned 28.51%. (Of course, past performance is not a guarantee of future results.)(1),(2)
   Since the market bottom in October, technology stocks have been the market leaders. Most sectors of the group have turned in stellar performances, with Internet and semiconductor stocks being the most dynamic. The latter stocks, particularly the equipment stocks, had been in their own bear market for much of the past two years, broken only by several short-lived rallies. In addition, the market broadened, with small- and mid-cap stocks performing very strongly along with the larger-cap names. In most cases, the small-cap stocks had better percentage gains, partly because smaller stocks have been under-performers for so long.

Graph: VIF - Technology Fund Total Return from inception (5/97 through 12/31/98)

      This line graph represents a comparison of the value of a $10,000 investment in VIF -- Technology Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (5/97) through 12/31/98.

   1998 was an extremely volatile year with numerous dramatic market moves, particularly in technology. After a strong start to the year, we suffered a severe correction in the July-October time period, which in retrospect probably marked the bottom of the technology bear market.
   Much of the sector's strongest performance has come from the semiconductor capital equipment and Internet sectors in technology; with respect to the latter, many of these stocks are achieving valuations that are difficult, if not impossible, to justify using conventional financial analysis. But we believe that the Internet is a watershed phenomenon, which will continue to have a dramatic impact on many aspects of the world economy and society at large. The personal computer sector and its performance are also central drivers to much of what happens in technology. For much of 1998, supply exceeded demand, causing sales to slow at Intel and margins to constrict at many PC vendors. Orders are starting to pick up in the semiconductor industry and in derivative industries. We expect to augment our holdings in those companies, which are leaders in the sectors benefiting from this trend.
   In 1999, we intend to build the portfolio around industry leaders as it has been done in the past. The changes that we make will be in the direction of increasing the fund's exposure to somewhat more volatile, less-developed sectors of the market where it is currently underweighted, thus making the portfolio more aggressive. We also expect to reduce the concentration of certain holdings and diversify more broadly within the sector, although our current top holdings will remain a significant portion of the portfolio.

Fund Management
   INVESCO is pleased to announce that William R. Keithler, a Chartered Financial Analyst with 15 years experience in the investment industry, rejoined INVESCO and assumed the responsibilities of portfolio manager for INVESCO VIF--Technology Portfolio in January 1999. Bill has an MS from the University of Wisconsin-Madison, and a BS from Webster College. An INVESCO senior vice president and portfolio manager from 1986 to 1993, most recently he served as Vice President and portfolio manager with Berger Associates.

VIF--Realty Fund

                                VIF - Realty Fund
                         Average Annualized Total Return
                                 as of 12/31/98(1)

                    Since inception (4/98)            -15.88%
                    ------------------------------------------

   The fund's cumulative return since inception 4/98 through 12/31/98 was -15.88%. During the same time period, the NAREIT Composite had a total return of -17.12%, while the S&P 500 Index returned 12.82%. (Of course, past performance is not a guarantee of future results.)(1),(2)
   The fund is currently emphasizing equity Real Estate Investment Trusts (REITs). These securities continued to exhibit weakness during December, pressured by year-end tax-loss selling. Despite posting over 12% year-to-date earnings growth, the highest in the last five years, REITs suffered throughout 1998, as investors remained concerned about new real estate construction and a slowdown in property acquisitions.

Graph:    VIF - Realty Fund Total Return from inception (4/98 through 12/31/98)

      This line graph represents a comparison of the value of a $10,000 investment in VIF -- Realty Fund to the value of a $10,000 investment in the S&P 500 and NAREIT Indices, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (4/98) through 12/31/98.

   With expected 1999 forward earnings growth of between 9%-10%, we believe REITs represent attractive values at current levels. Average dividend yields of 7.4% also make REITs attractive for income-oriented accounts. Furthermore, dividend coverage levels have continued to increase over the past five years. This margin also allows room for future dividend increases as company earnings growth continues.
   The fund is currently skewed toward office REITs, a sector which outperformed the NAREIT Index during December. The decision to underweight lodging, the weakest-performing property sector during the month, also aided performance.
   We continue to look for companies with modest leverage, good dividend coverage and steady internal earnings growth from their existing property portfolios. As many excellent companies have fallen in price, their dividend yields have increased to between 7.5% and 10%. We are selectively taking advantage of these attractive dividend yields in order to boost the fund's future dividend yield.
Fund Management
   VIF--Realty fund's investments are selected by a team of INVESCO Realty Advisors, Inc. (IRAI) portfolio managers, who are collectively responsible for the investment decisions relating to the fund.

VIF--Utilities Fund

                              VIF - Utilities Fund
                         Average Annualized Total Return
                                 as of 12/31/98(1)

                    1 year                             25.48%
                    ------------------------------------------
                    Since inception (1/95)             17.50%
                    ------------------------------------------

   For the one-year period ended 12/31/98, VIF--Utilities Fund achieved a total return of 25.48%. During the same period, the Dow Jones Utilities Index had a total return of 14.37%. (Of course, past performance is not a guarantee of future results.)(1),(2)

   Long distance and select competitive local exchange carriers have been posting very strong performance numbers. Towards the end of 1998, natural gas stocks began to show stronger performance, with colder temperatures and inventory drawdowns finally beginning to appear. Despite their defensive nature, the incumbent local exchange carriers generally outperformed the broader market, as investors continued to discount expected earnings strength relative to the market in 1999. Wireless stocks continued their strong November rebound, pushed by talk of merger and acquisition activity. Bell Atlantic announced that they are in discussions to acquire AirTouch Communications, moving the latter's price up strongly. Electric utility stocks continued to lag the market as investors continued to rotate into higher-growth industry sectors.

Graph:  VIF - Utilities Fund Total Return from inception (1/95 through 12/31/98)

      This line graph represents a comparison of the value of a $10,000 investment in VIF Utilities Fund to the value of a $10,000 investment in the Dow Jones Utilities Average Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (1/95) through 12/31/98.

   Going forward, holdings in the electric utility sector will be skewed toward high-quality, low-cost operators, with a bias toward companies that are exiting the generation business. We will focus on states where regulatory visibility is highest. We have moved to a market weight position in natural gas stocks until there is better visibility on gas prices. The regional bell operating companies continue to deliver good growth relative to the electric utility group, with less regulatory uncertainty and better dividend growth potential. Telecommunications stocks will be monitored for valuation and regulatory changes, either one of which could prompt an increase or decrease in our industry weighting.

Fund Management
   The fund is managed by INVESCO Vice President Brian B. Hayward. Previously, he was a senior equity analyst for Mississippi Valley Advisors in St. Louis, Missouri and began his investment career in 1985. Brian earned a BA in Mathematics and a MA in Economics from the University of Missouri. He is a Chartered Financial Analyst.

(1)Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.

(2)The S&P 500 is an unmanaged index considered representative of the performance of the broad U.S. stock market. The S&P MidCap 400 is an unmanaged index indicative of domestic mid-capitalization stocks, while the Dow Jones Industrial Average reflects performance of large-capitalization stocks. The Russell 2000 is an unmanaged index indicative of smaller-capitalization stocks, while the Dow Jones Utilities Average Index is an unmanaged index of utilities stocks. The Lehman Government/Corporate Bond and Merrill Lynch High Yield Master Index are unmanaged indexes indicative of the broad fixed-income and high-yield markets, respectively. The NAREIT is an unmanaged index indicative of the U.S. real estate investment-trust market.



                     INVESCO Variable Investment Funds, Inc.
                       STATEMENT OF INVESTMENT SECURITIES
                                December 31, 1998

---------------------------------------------------------------------------------------------------
                                                        Shares, Units
                                                         or Principal
%      Description                                             Amount                         Value
---------------------------------------------------------------------------------------------------
GROWTH FUND
100.00 COMMON STOCKS
3.07   BANKS
       BB&T Corp                                                  65               $          2,620
       State Street                                               40                          2,783
       US Bancorp                                                155                          5,503
---------------------------------------------------------------------------------------------------
                                                                                             10,906
---------------------------------------------------------------------------------------------------
4.96  BEVERAGES
      Coca-Cola Co                                                150                        10,031
      PepsiCo Inc                                                 185                         7,573
---------------------------------------------------------------------------------------------------
                                                                                             17,604
---------------------------------------------------------------------------------------------------
1.12  CHEMICALS
      du Pont (E I) de Nemours                                     75                         3,980
---------------------------------------------------------------------------------------------------
13.22 COMPUTER RELATED
      Ascend Communications(a)                                     55                         3,616
      Compaq Computer                                             170                         7,129
      Dell Computer(a)                                             80                         5,855
      International Business Machines                              50                         9,238
      Microsoft Corp(a)                                           125                        17,336
      Wind River Systems(a)                                        80                         3,760
---------------------------------------------------------------------------------------------------
                                                                                             46,934
---------------------------------------------------------------------------------------------------
4.45  ELECTRICAL EQUIPMENT
      General Electric                                            155                        15,820
---------------------------------------------------------------------------------------------------
3.78  ELECTRONICS -- SEMICONDUCTOR
      Intel Corp                                                   80                         9,485
      Maxim Integrated Products(a)                                 90                         3,932
---------------------------------------------------------------------------------------------------
                                                                                             13,417
---------------------------------------------------------------------------------------------------
3.79  ENTERTAINMENT
      Disney (Walt) Co                                            345                        10,350
      Time Warner                                                  50                         3,103
---------------------------------------------------------------------------------------------------
                                                                                             13,453
---------------------------------------------------------------------------------------------------
8.59  FINANCIAL
      Associates First Capital Class A                             64                         2,712
      Citigroup Inc                                               270                        13,365
      Fannie Mae                                                  195                        14,430
---------------------------------------------------------------------------------------------------
                                                                                             30,507
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                        Shares, Units
                                                         or Principal
%      Description                                             Amount                         Value
---------------------------------------------------------------------------------------------------

20.01 HEALTH CARE DRUGS -- PHARMACEUTICALS
      Bristol-Myers Squibb                                        110                        14,719
      Johnson & Johnson                                           175                        14,678
      Lilly (Eli) & Co                                            150                        13,331
      Merck & Co                                                   90                        13,292
      Pfizer Inc                                                  120                        15,053
---------------------------------------------------------------------------------------------------
                                                                                             71,073
---------------------------------------------------------------------------------------------------
4.26  HOUSEHOLD PRODUCTS
      Colgate-Palmolive Co                                         40                         3,715
      Procter & Gamble                                            125                        11,414
---------------------------------------------------------------------------------------------------
                                                                                             15,129
---------------------------------------------------------------------------------------------------
3.67  INSURANCE
      American International Group                                135                        13,044
---------------------------------------------------------------------------------------------------
4.03  OIL & GAS RELATED
      Exxon Corp                                                  150                        10,969
      Royal Dutch Petroleum New York Registry 1.25 Gldr Shrs       70                         3,351
---------------------------------------------------------------------------------------------------
                                                                                             14,320
---------------------------------------------------------------------------------------------------
5.36  RETAIL
      Home Depot                                                   65                         3,977
      Wal-Mart Stores                                             185                        15,066
---------------------------------------------------------------------------------------------------
                                                                                             19,043
---------------------------------------------------------------------------------------------------
3.38  SERVICES
      America Online(a)                                            75                        12,000
---------------------------------------------------------------------------------------------------
6.45  TELECOMMUNICATIONS -- LONG DISTANCE
      AT&T Corp                                                   195                        14,674
      Qwest Communications International(a)                       165                         8,250
---------------------------------------------------------------------------------------------------
                                                                                             22,924
---------------------------------------------------------------------------------------------------
5.94  TELEPHONE
      Bell Atlantic                                               125                         6,625
      SBC Communications                                          270                        14,479
---------------------------------------------------------------------------------------------------
                                                                                             21,104
---------------------------------------------------------------------------------------------------
3.92  TOBACCO
      Philip Morris                                               260                        13,910
---------------------------------------------------------------------------------------------------
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $255,952)
       (Cost for Income Tax Purposes $256,523)                                     $        355,168
===================================================================================================


---------------------------------------------------------------------------------------------------
                                                        Shares, Units
                                                         or Principal
%      Description                                             Amount                         Value
---------------------------------------------------------------------------------------------------

DYNAMICS FUND
100.00 COMMON STOCKS
0.51   AUTO PARTS
       O'Reilly Automotive(a)                                      30              $          1,417
---------------------------------------------------------------------------------------------------
5.07  BANKS
      Northern Trust                                               50                         4,366
      State Street                                                 50                         3,478
      Zions Bancorp                                               100                         6,238
---------------------------------------------------------------------------------------------------
                                                                                             14,082
---------------------------------------------------------------------------------------------------
0.90  BEVERAGES
      Coca-Cola Enterprises                                        70              $          2,502
---------------------------------------------------------------------------------------------------
1.92  BROADCASTING
      Clear Channel Communications(a)                              80                         4,360
      Sinclair Broadcast Group Class A(a)                          50                           978
---------------------------------------------------------------------------------------------------
                                                                                              5,338
---------------------------------------------------------------------------------------------------
5.72  CABLE
      Cox Communications Class A(a)                                50                         3,456
      TCA Cable TV                                                100                         3,569
      Tele-Communications Inc TCI Group Series A/(a)/             160                         8,850
---------------------------------------------------------------------------------------------------
                                                                                             15,875
---------------------------------------------------------------------------------------------------
4.18  COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
      CIENA Corp(a)                                                35                           512
      Northern Telecom Ltd                                        102                         5,113
      PairGain Technologies(a)                                     65                           500
      Tellabs Inc(a)                                               80                         5,485
---------------------------------------------------------------------------------------------------
                                                                                             11,610
---------------------------------------------------------------------------------------------------
15.93 COMPUTER RELATED
      Ascend Communications(a)                                    100                         6,575
      Autodesk Inc                                                 45                         1,921
      BMC Software(a)                                              80                         3,565
      Cisco Systems(a)                                             67                         6,218
      Computer Horizons(a)                                         30                           799
      Electronic Arts(a)                                           95                         5,332
      FORE Systems(a)                                             100                         1,831
      HMT Technology(a)                                            80                         1,025
      i2 Technologies(a)                                          120                         3,645
      Keane Inc(a)                                                 30                         1,198
      Learning Co(a)                                               64                         1,660
      Network Associates(a)                                        60                         3,975
      Parametric Technology(a)                                    100                         1,637
      PeopleSoft Inc(a)                                           120                         2,272
      RealNetworks Inc(a)                                          10                           359
      Remedy Corp(a)                                               80                         1,115
      Symantec Corp(a)                                             50                         1,088
---------------------------------------------------------------------------------------------------
                                                                                             44,215
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                        Shares, Units
                                                         or Principal
%      Description                                             Amount                         Value
---------------------------------------------------------------------------------------------------

0.75  ELECTRICAL EQUIPMENT
      SLI Inc(a)                                                   75                         2,081
---------------------------------------------------------------------------------------------------
6.10  ELECTRONICS -- SEMICONDUCTOR
      Linear Technology                                            60                         5,374
      Maxim Integrated Products(a)                                190                         8,301
      Xilinx Inc(a)                                                50              $          3,256
---------------------------------------------------------------------------------------------------
                                                                                             16,931
---------------------------------------------------------------------------------------------------
0.94  EQUIPMENT -- SEMICONDUCTOR
      KLA-Tencor Corp(a)                                           60                         2,602
---------------------------------------------------------------------------------------------------
0.95  FINANCIAL
      PIMCO Advisors Holdings                                      85                         2,646
---------------------------------------------------------------------------------------------------
1.17  GAMING
      Midway Games(a)                                              40                           440
      Mirage Resorts(a)                                            50                           747
      Sun International Hotels Ltd(a)                              45                         2,045
---------------------------------------------------------------------------------------------------
                                                                                              3,232
---------------------------------------------------------------------------------------------------
4.95  HEALTH CARE DRUGS -- PHARMACEUTICALS
      Allergan Inc                                                 45                         2,914
      ALZA Corp(a)                                                 75                         3,919
      Watson Pharmaceuticals(a)                                   110                         6,916
---------------------------------------------------------------------------------------------------
                                                                                             13,749
---------------------------------------------------------------------------------------------------
3.15  HEALTH CARE RELATED
      Allegiance Corp                                              70                         3,264
      Sofamor/Danek Group(a)                                       45                         5,479
---------------------------------------------------------------------------------------------------
                                                                                              8,743
---------------------------------------------------------------------------------------------------
1.40  INSURANCE
      Nationwide Financial Services Class A                        75                         3,877
---------------------------------------------------------------------------------------------------
1.90  INVESTMENT BANK/BROKER FIRM
      Legg Mason                                                   80                         2,525
      Price (T Rowe) Associates                                    80                         2,740
---------------------------------------------------------------------------------------------------
                                                                                              5,265
---------------------------------------------------------------------------------------------------
3.09  LEISURE TIME
      International Game Technology                               140                         3,404
      Royal Caribbean Cruises Ltd                                 140                         5,180
---------------------------------------------------------------------------------------------------
                                                                                              8,584
---------------------------------------------------------------------------------------------------
0.52  MACHINERY
      Milacron Inc                                                 75                         1,444
---------------------------------------------------------------------------------------------------
1.53  MANUFACTURING
      Eaton Corp                                                   60                         4,241
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                                        Shares, Units
                                                         or Principal
%      Description                                             Amount                         Value
---------------------------------------------------------------------------------------------------

4.40  OIL & GAS RELATED
      Apache Corp                                                  75                         1,898
      BJ Services(a)                                               40                           625
      Canadian Occidental Petroleum                               120                         1,253
      Coflexip SA Sponsored ADR Representing 1/2 Ord Shrs          50                         1,606
      Cooper Cameron(a)                                            75                         1,837
      EEX Corp(a)                                                 120                           840
      Global Industries Ltd(a)                                     60                           367
      Kerr-McGee Corp                                              25              $            956
      Nabors Industries(a)                                         75                         1,017
      National Energy Group(a)                                    190                            44
      Ocean Energy(a)                                              65                           410
      Oryx Energy(a)                                              100                         1,344
---------------------------------------------------------------------------------------------------
                                                                                             12,197
---------------------------------------------------------------------------------------------------
2.06  POLLUTION CONTROL
      Republic Services Class A(a)                                100                         1,844
      Waste Management                                             83                         3,870
---------------------------------------------------------------------------------------------------
                                                                                              5,714
---------------------------------------------------------------------------------------------------
1.51  RAILROADS
      Kansas City Southern Industries                              85                         4,181
---------------------------------------------------------------------------------------------------
6.90  RETAIL
      Costco Cos(a)                                                25                         1,805
      Home Depot                                                   80                         4,895
      Meyer (Fred) Inc(a)                                          60                         3,615
      Nordstrom Inc                                               100                         3,469
      Tandy Corp                                                  130                         5,354
---------------------------------------------------------------------------------------------------
                                                                                             19,138
---------------------------------------------------------------------------------------------------
11.22 SERVICES
      America Online(a)                                           120                        19,200
      Avis Rent A Car(a)                                           50                         1,209
      Omnicom Group                                                70                         4,060
      Professional Staff PLC Sponsored
        ADR Representing Cmn Shrs(a)                              100                           788
      Robert Half International(a)                                 75                         3,352
      Snyder Communications(a)                                     75                         2,531
---------------------------------------------------------------------------------------------------
                                                                                             31,140
---------------------------------------------------------------------------------------------------
1.18  TELECOMMUNICATIONS -- CELLULAR & WIRELESS
      Millicom International Cellular SA(a)                        50                         1,744
      Western Wireless Class A(a)                                  70                         1,540
---------------------------------------------------------------------------------------------------
                                                                                              3,284
---------------------------------------------------------------------------------------------------
4.15  TELECOMMUNICATIONS -- LONG DISTANCE
      ADC Telecommunications(a)                                    70                         2,432
      AT&T Corp                                                    70                         5,267
      ICG Communications(a)                                        85                         1,827
      Qwest Communications International(a)                        40                         2,000
---------------------------------------------------------------------------------------------------
                                                                                             11,526
---------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------
                                                        Shares, Units
                                                         or Principal
%      Description                                             Amount                         Value
---------------------------------------------------------------------------------------------------

6.50  TELEPHONE
      Century Telephone Enterprises                                90                         6,075
      COLT Telecom Group PLC Sponsored
        ADR Representing 4 Ord Shrs(a)                            200                        11,975
---------------------------------------------------------------------------------------------------
                                                                                             18,050
---------------------------------------------------------------------------------------------------
0.78  TOYS
      Hasbro Inc                                                   60              $          2,167
---------------------------------------------------------------------------------------------------
0.62  TRANSPORTATION
      Laidlaw Inc                                                 170                         1,711
---------------------------------------------------------------------------------------------------
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $217,550)(b)                                                          $        277,542
===================================================================================================
HEALTH SCIENCES FUND
86.64 COMMON STOCKS
2.63  BIOTECHNOLOGY
      Genentech Inc Special Cmn(a)                                835              $         66,539
---------------------------------------------------------------------------------------------------
56.62 HEALTH CARE DRUGS -- PHARMACEUTICALS
      Abbott Laboratories                                       1,960                        96,040
      Allergan Inc                                                600                        38,850
      American Home Products                                      425                        23,933
      Bristol-Myers Squibb                                        900                       120,431
      Glaxo Wellcome PLC Sponsored
        ADR Representing 2 Ord Shrs                             1,710                       118,845
      Johnson & Johnson                                         1,405                       117,844
      Lilly (Eli) & Co                                          1,300                       115,538
      Merck & Co                                                1,115                       164,672
      Novartis AG Registered Shrs                                  30                        59,042
      Pfizer Inc                                                  960                       120,420
      Pharmacia & Upjohn                                        2,090                       118,346
      Schering-Plough Corp                                      2,125                       117,406
      Shire Pharmaceuticals Group PLC(a)                          225                         1,442
      SmithKline Beecham PLC Sponsored
        ADR Representing 5 Ord Shrs                             1,375                        95,562
      Warner-Lambert Co                                         1,600                       120,300
---------------------------------------------------------------------------------------------------
                                                                                          1,428,671
---------------------------------------------------------------------------------------------------
2.50  HEALTHCARE -- SERVICES
      Bergen Brunswig Class A Shrs                              1,810                        63,124
---------------------------------------------------------------------------------------------------
24.44 MEDICAL EQUIPMENT & DEVICES
      Allegiance Corp                                           2,100                        97,912
      Bausch & Lomb                                               600                        36,000
      Baxter International                                        370                        23,796
      Becton Dickinson                                            555                        23,692
      Boston Scientific(a)                                        100                         2,681
      Guidant Corp                                              1,085                       119,621
      IDEXX Laboratories(a)                                       335                         9,014
      Medtronic Inc                                             1,635                       121,399
      ResMed Inc(a)                                             1,220                        55,357
      Sofamor/Danek Group(a)                                    1,045                       127,229
---------------------------------------------------------------------------------------------------
                                                                                            616,701
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                        Shares, Units
                                                         or Principal
%      Description                                             Amount                         Value
---------------------------------------------------------------------------------------------------
0.45  SERVICES
      IMS Health                                                  150              $         11,316
---------------------------------------------------------------------------------------------------
      TOTAL COMMON STOCKS (Cost $1,782,610)                                               2,186,351
---------------------------------------------------------------------------------------------------
13.36 SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street dated 12/31/1998
        due 1/4/1999 at 4.850%,  repurchased at $337,182
        (Collateralized by US Treasury Bonds due
        11/15/2015 at 9.875%,
        value $349,494) (Cost $337,000)              $        337,000                       337,000
---------------------------------------------------------------------------------------------------
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $2,119,610)
       (Cost for Income Tax Purposes $2,128,540)                                   $      2,523,351
===================================================================================================

HIGH YIELD FUND
90.76 FIXED INCOME SECURITIES
90.76 CORPORATE BONDS
0.33  AIR FREIGHT
      TBS Shipping International Ltd, 1st Pfd Ship
        Mortgage Notes 10.000%, 5/1/2005             $        250,000              $        137,500
---------------------------------------------------------------------------------------------------
0.91  BIOTECHNOLOGY
      Packard BioScience, Sr Sub Notes,
       Series B, 9.375%, 3/1/2007                    $        400,000                       380,000
---------------------------------------------------------------------------------------------------
3.52  BROADCASTING
      Brill Media LLC/Brill Media Management
        Appreciation Notes (Exp 2007)                $         7,143                            214
        Gtd Sr Step-Up Notes,
        Series B, 7.500%(d), 12/15/2007              $       250,000                        222,500
      Capstar Broadcasting Partners,
        Sr Sub Notes, 9.250%, 7/1/2007               $       250,000                        258,750
      Chancellor Media, Gtd Sr Sub Notes,
        Series B 10.500%, 1/15/2007                  $       400,000                        438,000
      JCAC Inc, Gtd Sr Sub Notes, 10.125%,
        6/15/2006                                    $       250,000                        278,750
      Telemundo Holdings, Sr Discount
        Step-Up Notes Zero Coupon(c)(d), 8/15/2008   $       500,000                        275,000
---------------------------------------------------------------------------------------------------
                                                                                          1,473,214
---------------------------------------------------------------------------------------------------
4.46  CABLE
      NTL Inc
      Sr Deferred Coupon Step-Up Notes, Series A
         Zero Coupon(d), 4/15/2005                   $     1,275,000                      1,153,875
      Sr Deferred Coupon Step-Up Notes
         Zero Coupon(c)(d), 10/1/2008                $       600,000                        375,750
      Sr Notes, Series B, 10.000%, 2/15/2007         $       330,000                        338,250
---------------------------------------------------------------------------------------------------
                                                                                          1,867,875
---------------------------------------------------------------------------------------------------
2.17  CHEMICALS
      Huntsman Corp, Sr Sub Notes(c),
        9.500%, 7/1/2007                             $       500,000                        497,500
      Terra Industries, Sr Notes,
        Series B, 10.500%, 6/15/2005                 $       400,000                        412,000
---------------------------------------------------------------------------------------------------
                                                                                            909,500
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                        Shares, Units
                                                         or Principal
%      Description                                             Amount                         Value
---------------------------------------------------------------------------------------------------
1.82  COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
      Metromedia Fiber Network, Sr Notes(c),
        10.000%, 11/15/2008                          $       250,000               $        256,875
      Worldwide Fiber, Sr Notes(c),
        12.500%, 12/15/2005                          $       500,000                        505,000
---------------------------------------------------------------------------------------------------
                                                                                            761,875
---------------------------------------------------------------------------------------------------
3.75  COMPUTER RELATED
      Rhythms NetConnections, Sr Discount
        Step-Up Notes Zero Coupon(d), 5/15/2008      $     1,000,000                        480,000
      Verio Inc
        Sr Notes, 13.500%, 6/15/2004                 $       625,000                        675,000
        Sr Notes(c), 11.250%, 12/1/2008              $       250,000                        251,250
      WAM!NET, Gtd Sr Discount Step-Up Notes,
        Series B Zero Coupon(d), 3/1/2005            $       300,000                        163,500
---------------------------------------------------------------------------------------------------
                                                                                          1,569,750
---------------------------------------------------------------------------------------------------
0.60  ELECTRIC UTILITIES
      Western Massachusetts Electric, 1st Mortgage,
        Series V 7.750%, 12/1/2002                   $       250,000                        252,009
---------------------------------------------------------------------------------------------------
0.48  ELECTRICAL EQUIPMENT
      Alpine Group, Gtd Sr Secured Notes,
        Series B 12.250%, 7/15/2003                  $       200,000                        203,500
---------------------------------------------------------------------------------------------------
0.46  ENGINEERING & CONSTRUCTION
      Ryland Group, Sr Sub Notes,
        8.250%, 4/1/2008                             $       200,000                        194,000
---------------------------------------------------------------------------------------------------
1.78  ENTERTAINMENT
      Production Resource Group LLC/Program Finance
        Sr Sub Notes, 11.500%, 1/15/2008             $       250,000                        245,000
      SFX Entertainment, Sr Sub Notes(c),
        9.125%, 12/1/2008                            $       500,000                        500,625
---------------------------------------------------------------------------------------------------
                                                                                            745,625
---------------------------------------------------------------------------------------------------
3.16  GAMING
      Circus Circus Enterprises,
        Sr Sub Notes, 6.750%, 7/15/2003              $       250,000                        232,074
      Grand Casinos
        Gtd 1st Mortgage, 10.125%, 12/1/2003         $       300,000                        327,000
      Gtd Sr Notes, Series B, 9.000%, 10/15/2004     $       250,000                        280,625
      Players International,
        Sr Notes, 10.875%, 4/15/2005                 $       450,000                        482,625
---------------------------------------------------------------------------------------------------
                                                                                          1,322,324
---------------------------------------------------------------------------------------------------
0.93  HOUSEHOLD PRODUCTS
      Home Products International,
        Gtd Sr Sub Notes 9.625%, 5/15/2008           $       400,000                        392,000
---------------------------------------------------------------------------------------------------
2.40  IRON & STEEL
      Inland Steel, 1st Mortgage,
        Series R, 7.900%,  1/15/2007                 $       500,000                        503,900
      National Steel, 1st Mortgage,
        8.375%, 8/1/2006                             $       500,000                        500,000
---------------------------------------------------------------------------------------------------
                                                                                          1,003,900
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
                                                        Shares, Units
                                                         or Principal
%      Description                                             Amount                         Value
---------------------------------------------------------------------------------------------------
1.17  LEISURE TIME
      Bally Total Fitness Holdings, Sr Sub Notes,
        Series B 9.875%, 10/15/2007                  $       500,000               $        490,000
---------------------------------------------------------------------------------------------------
0.51  LODGING -- HOTELS
      Signature Resorts, Sr Sub Notes,
        9.750%, 10/1/2007                            $       250,000                        212,500
---------------------------------------------------------------------------------------------------
0.68  METALS MINING
      Glencore Nickel Property Ltd,
        Gtd Sr Secured Notes 9.000%, 12/1/2014       $       350,000                        283,500
---------------------------------------------------------------------------------------------------
12.05 OIL & GAS RELATED
      Belco Oil & Gas, Sr Sub Notes,
        Series B, 8.875%, 9/15/2007                  $       400,000                        363,000
      Canadian Forest Oil Ltd,
        Gtd Sr Sub Notes, 8.750%, 9/15/2007          $       700,000                        658,000
      Chiles Offshore LLC/Chiles Offshore Finance,
        Gtd Sr Notes 10.000%, 5/1/2008               $       500,000                        425,000
      Cliffs Drilling, Gtd Sr Notes,
        Series B, 10.250%, 5/15/2003                 $       360,000                        379,800
      Coda Energy, Gtd Sr Sub Notes,
        Series B, 10.500%, 4/1/2006                  $       250,000                        247,500
      Continental Resources, Gtd Sr Sub Notes,
        10.250%, 8/1/2008                            $       400,000                        332,000
      DeepTech International, Sr Secured Notes,
        12.000%, 12/15/2000                          $       250,000                        267,500
      GulfMark Offshore, Gtd Sr Notes,
        8.750%, 6/1/2008                             $       250,000                        227,500
      Houston Exploration, Sr Sub Notes,
        Series B, 8.625%, 1/1/2008                   $       500,000                        485,000
      KCS Energy, Gtd Sr Sub Notes,
        8.875%, 1/15/2008                            $       350,000                        213,500
        Northern Offshore ASA,
        Gtd Sr Notes(c), 10.000%, 5/15/2005          $       500,000                        260,000
      Nuevo Energy, Gtd Sr Sub Notes,
        Series B, 8.875%, 6/1/2008                   $       200,000                        190,000
      Ocean Energy, Gtd Sr Sub Notes
        10.375%, 10/15/2005                          $       250,000                        260,000
      Series B, 8.375%, 7/1/2008                     $       400,000                        372,000
      Petsec Energy, Sr Sub Notes,
        Series B, 9.500%, 6/15/2007                  $       250,000                        125,000
      Stone Energy, Gtd Sr Sub Notes,
        8.750%, 9/15/2007                            $       250,000                        241,250
---------------------------------------------------------------------------------------------------
                                                                                          5,047,050
---------------------------------------------------------------------------------------------------
1.45  PAPER & FOREST PRODUCTS
      Ainsworth Lumber Ltd,
        Sr Secured Notes(e) 12.500%, 7/15/2007       $       350,000                        348,250
      Doman Industries Ltd, Sr Notes,
        Series B, 9.250%, 11/15/2007                 $       350,000                        259,000
---------------------------------------------------------------------------------------------------
                                                                                            607,250
---------------------------------------------------------------------------------------------------
0.71  PERSONAL CARE
      Revlon Consumer Products,
        Sr Notes(c), 9.000%, 11/1/2006               $       300,000                        298,500

---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                                        Shares, Units
                                                         or Principal
%      Description                                             Amount                         Value
---------------------------------------------------------------------------------------------------

3.66  PUBLISHING
      Affiliated Newspaper Investments,
         Sr Discount Step-Up Notes Zero
         Coupon(d), 7/1/2006                         $     1,000,000                      1,030,000
      Big Flower Press Holdings,
         Sr Sub Notes(c), 8.625%, 12/1/2008          $       500,000                        505,000
---------------------------------------------------------------------------------------------------
                                                                                          1,535,000
---------------------------------------------------------------------------------------------------
0.69  RETAIL
      Sonic Automotive, Gtd Sr Sub Notes,
        Series B 11.000%, 8/1/2008                   $       300,000                        288,000

0.86  SAVINGS & LOAN
      Western Financial Savings Bank,
        Sub Capital Deb 8.875%, 8/1/2007             $       500,000               $        359,193
---------------------------------------------------------------------------------------------------
6.70  SERVICES
      Heritage Media, Sr Sub Notes,
        8.750%, 2/15/2006                            $       500,000                        512,500
      Loewen Group International,
        Gtd Sr Notes, Series 4 8.250%, 10/15/2003    $       475,000                        408,500
      NationsRent Inc, Sr Sub Notes(c), 10.375%,
        12/15/2008                                   $       750,000                        742,500
      SpinCycle Inc, Sr Discount Step-Up Notes,
        Zero Coupon(c)(d) 5/1/2005                   $       250,000                        105,000
      United Rentals
        Gtd Sr Sub Notes, Series B,
        9.500%, 6/1/2008$ 300,000    303,000
        Sr Sub Notes/(c)/, 8.800%, 8/15/2008         $       750,000                        735,000
---------------------------------------------------------------------------------------------------
                                                                                          2,806,500
---------------------------------------------------------------------------------------------------
0.52  SHIPPING
      Navigator Gas Transport PLC,
        1st Priority Ship Mortgage Notes(c),
        10.500%, 6/30/2007                           $       250,000                        220,000
---------------------------------------------------------------------------------------------------
0.61  SPECIALTY PRINTING
      MDC Communications, Sr Sub Notes(c),
        Series B 10.500%, 12/1/2006                  $       250,000                        255,000
---------------------------------------------------------------------------------------------------
9.25  TELECOMMUNICATIONS -- CELLULAR & WIRELESS
      AMSC Acquisition, Gtd Sr Notes,
        Series B, 12.250%, 4/1/2008                  $       350,000                        217,000
      Cencall Communications, Sr Discount
        Step-Up Notes Zero Coupon(d), 1/15/2004      $       500,000                        490,000
      Centennial Cellular, Sr Notes,
        10.125%, 5/15/2005                           $       550,000                        687,500
      Esat Holdings Ltd, Sr Deferred
        Step-Up Notes Zero Coupon(d), 2/1/2007       $       650,000                        429,000
      Nextel Communications, Sr Discount
        Step-Up Notes Zero Coupon(d) 8/15/2004       $       500,000                        485,000
        9/15/2007                                    $       500,000                        318,750


---------------------------------------------------------------------------------------------------
                                                        Shares, Units
                                                         or Principal
%      Description                                             Amount                         Value
---------------------------------------------------------------------------------------------------
      Sprint Spectrum LP/Sprint Spectrum Finance,
        Sr Notes 11.000%, 8/15/2006                  $       360,000                        415,800
      Teligent Inc
        Sr Discount Step-Up Notes,
        Series B Zero Coupon(d), 3/1/2008            $       500,000                        247,500
      Sr Notes, 11.500%, 12/1/2007                   $       250,000                        233,750
      Triton PCS, Gtd Sr Sub Discount
        Step-Up Notes Zero Coupon(d), 5/1/2008       $       750,000                        350,625
---------------------------------------------------------------------------------------------------
                                                                                          3,874,925
---------------------------------------------------------------------------------------------------
9.40  TELECOMMUNICATIONS -- LONG DISTANCE
      Call-Net Enterprises, Sr Discount
        Step-Up Notes, Zero Coupon(d) 8/15/2007      $       300,000                        198,750
        8/15/2008                                    $       200,000                        118,000
---------------------------------------------------------------------------------------------------
      DTI Holdings, Sr Discount Step-Up Notes
        Zero Coupon(d), 3/1/2008                     $       750,000               $        195,000
      Esat Telecom Group PLC, Sr Notes(c), 11.875%,
        12/1/2008                                    $       250,000                        250,000
      Esprit Telecom Group PLC, Sr Notes,  11.500%,
        12/15/2007                                   $       250,000                        257,500
      GCI Inc, Sr Notes, 9.750%, 8/1/2007            $       495,000                        490,050
      GST Telecommunications/GST Network Funding,
        Sr Secured Discount Step-Up
        Notes, Zero Coupon(c)(d), 5/1/2008           $       400,000                        172,000
      IDT Corp, Sr Notes, 8.750%, 2/15/2006          $       250,000                        237,500
      Level 3 Communications
        Sr Discount Step-Up Notes,
        Zero Coupon(c)(d), 12/1/2008                 $     1,250,000                        728,125
        Sr Notes, 9.125%, 5/1/2008                   $       500,000                        493,750
      Primus Telecommunications Group,
        Sr Notes, Series B 9.875%, 5/15/2008         $       250,000                        237,500
      RSL Communications PLC, Gtd Sr Discount
        Step-Up Notes Zero Coupon(d), 3/1/2008       $       750,000                        429,375
      STARTEC Global Communications,
        Sr Notes 12.000%, 5/15/2008                  $       150,000                        129,000
---------------------------------------------------------------------------------------------------
                                                                                          3,936,550
---------------------------------------------------------------------------------------------------
14.73 TELEPHONE
      Convergent Communications, Sr Notes,
         13.000%, 4/1/2008                           $       250,000                        120,000
       Diamond Cable Communications PLC,
         Sr Discount Step-Up Notes, Zero
         Coupon(d), 2/15/2007                        $       400,000                        282,000
       e.spire Communications, Sr Discount
         Step-Up Notes Zero Coupon(d), 7/1/2008      $       400,000                        156,000
       Facilicom International, Sr Notes,
         Series B, 10.500%, 1/15/2008                $       500,000                        400,000
       Intermedia Communications, Sr Notes,
         Series B 8.500%, 1/15/2008                  $       500,000                        475,000
       McLeodUSA Inc
         Sr Discount Step-Up Notes,
         Zero Coupon(d), 3/1/2007                    $       445,000                        335,975
         Sr Notes , 9.250%, 7/15/2007                $       250,000                        261,250
       MetroNet Communications
         Sr Discount Step-Up Notes,
         Zero Coupon(d) 11/1/2007                    $       500,000                        327,500
           6/15/2008                                 $       800,000                        490,000
         Sr Notes, 12.000%, 8/15/2007                $       250,000                        277,500
         Sr Notes(c), 10.625%, 11/1/2008             $       400,000                        424,000
       Netia Holdings BV, Gtd Sr Discount
         Step-Up Notes, Series B Zero
         Coupon(d), 11/1/2007                        $       350,000                        199,500

---------------------------------------------------------------------------------------------------
                                                        Shares, Units
                                                         or Principal
%      Description                                             Amount                         Value
---------------------------------------------------------------------------------------------------
       NEXTLINK Communications
         Sr Discount Step-Up Notes,
         Zero Coupon(d), 4/15/2008                   $       500,000                        285,000
         Sr Notes, 9.625%, 10/1/2007                 $       250,000                        238,750
       NEXTLINK Communications LLC/NEXTLINK
         Capital Sr Notes, 12.500%, 4/15/2006        $       750,000                        810,000
       RCN Corp, Sr Discount Step-Up Notes,
         Zero Coupon(d) 7/1/2008                     $     1,000,000               $        545,000
         Series B, 2/15/2008                         $     1,000,000                        545,000
---------------------------------------------------------------------------------------------------
                                                                                          6,172,475
---------------------------------------------------------------------------------------------------
1.25  TEXTILE -- APPAREL MANUFACTURING
      Haynes International, Sr Notes,
        11.625%, 9/1/2004                            $       600,000                        522,000
---------------------------------------------------------------------------------------------------
     TOTAL FIXED INCOME SECURITIES (Cost $41,268,121)                                    38,121,515
---------------------------------------------------------------------------------------------------
4.50  PREFERRED STOCKS & WARRANTS
0.09  COMPUTER RELATED
      Rhythms NetConnections Warrants(a)(c)(Exp 2008)          4,000                         30,000
      WAM!NET Warrants(a)(c)(Exp 2005)                           900                          7,200
---------------------------------------------------------------------------------------------------
                                                                                             37,200
---------------------------------------------------------------------------------------------------
0.81  PUBLISHING
      PRIMEDIA Inc, Exchangeable Pfd, Series H, 8.625%         3,500                        336,875
---------------------------------------------------------------------------------------------------
0.00  SERVICES
      SpinCycle Inc Warrants(a)(c)(h)(Exp 2005)                  250                              0
---------------------------------------------------------------------------------------------------
0.06  TELECOMMUNICATIONS -- CELLULAR & WIRELESS
      American Mobile Satellite Warrants(a)(c)(Exp 2008)         350                          1,358
      Microcell Telecommunications Warrants(a)(c)(Exp 2006)    2,000                         25,000
---------------------------------------------------------------------------------------------------
                                                                                             26,358
---------------------------------------------------------------------------------------------------
3.51  TELECOMMUNICATIONS -- LONG DISTANCE
      DTI Holdings Warrants(a)(c)(Exp 2008)                    3,750                            188
      Global Crossing Holdings Ltd, Pfd(a)(c)(e), 10.500%     15,000                      1,470,000
      STARTEC Global Communications Warrants(a)(c)(Exp 2008)     150                            150
---------------------------------------------------------------------------------------------------
                                                                                          1,470,338
---------------------------------------------------------------------------------------------------
0.03  TELEPHONE
      Convergent Communications Warrants(a)(c)(Exp 2008)       1,000                             10
      MetroNet Communications Warrants/(a)(c)/(Exp 2007)         250                         13,287
---------------------------------------------------------------------------------------------------
                                                                                             13,297
---------------------------------------------------------------------------------------------------
     TOTAL PREFERRED STOCKS & WARRANTS (Cost $1,857,711)                                  1,884,065
---------------------------------------------------------------------------------------------------
4.49  SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street
        dated 12/31/1998 due 1/4/1999 at
        4.850%, repurchased at $1,884,015
        (Collateralized by US Treasury Bonds due
        8/15/2015 at 10.625%, value 1,924,224)
        (Cost $1,883,000)                            $     1,883,000                     1,883,000
--------------------------------------------------------------------------------------------------
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $45,008,832)
       (Cost for Income Tax Purposes $45,013,095)                                     $ 41,888,583
--------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                        Shares, Units
                                                         or Principal
%      Description                                             Amount                         Value
---------------------------------------------------------------------------------------------------

INDUSTRIAL INCOME FUND
76.32 COMMON STOCK S
2.12  AEROSPACE & DEFENSE
      General Dynamics                                         4,100               $        240,362
      Northrop Grumman                                         5,600                        409,500
      Sundstrand Corp                                         12,300                        638,063
---------------------------------------------------------------------------------------------------
                                                                                          1,287,925
---------------------------------------------------------------------------------------------------
0.48  AUTOMOBILES
      Ford Motor                                               5,000                        293,437
---------------------------------------------------------------------------------------------------
9.12  BANKS
      Bank of New York                                        30,000                      1,207,500
      Chase Manhattan                                          9,600                        653,400
      First Tennessee National                                20,000                        761,250
      Fleet Financial Group                                   12,200                        545,187
      Mellon Bank                                             15,000                      1,031,250
      Summit Bancorp                                          20,000                        873,750
      US Bancorp                                              12,800                        454,400
---------------------------------------------------------------------------------------------------
                                                                                          5,526,737
---------------------------------------------------------------------------------------------------
2.17  BEVERAGES
      Anheuser-Busch Cos                                      20,000                      1,312,500
---------------------------------------------------------------------------------------------------
1.55  CABLE
      MediaOne Group(a)                                       20,000                        940,000
---------------------------------------------------------------------------------------------------
0.40  CHEMICALS
      Agrium Inc                                              15,000                        130,313
      Olin Corp                                                4,000                        113,250
---------------------------------------------------------------------------------------------------
                                                                                            243,563
---------------------------------------------------------------------------------------------------
1.44  COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
      Motorola Inc                                            14,300                        873,194
---------------------------------------------------------------------------------------------------
6.95  COMPUTER RELATED
      EMC Corp(a)                                              4,500                        382,500
      Edwards (J D) & Co(a)                                   20,000                        567,500
      Galileo International                                   25,000                      1,087,500
      International Business Machines                          6,500                      1,200,875
      Microsoft Corp(a)                                        7,000                        970,813
---------------------------------------------------------------------------------------------------
                                                                                          4,209,188
---------------------------------------------------------------------------------------------------
0.89  CONGLOMERATES
      Textron Inc                                              7,100                        539,156
---------------------------------------------------------------------------------------------------
0.11  CONTAINERS
      Temple-Inland Inc                                        1,100                         65,244
---------------------------------------------------------------------------------------------------
0.61  ELECTRIC UTILITIES
      Interstate Energy                                       11,400                        367,650
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                                        Shares, Units
                                                         or Principal
%      Description                                             Amount                         Value
---------------------------------------------------------------------------------------------------
1.71  ELECTRICAL EQUIPMENT
      Emerson Electric                                         7,000               $        423,500
      General Electric                                         6,000                        612,375
---------------------------------------------------------------------------------------------------
                                                                                          1,035,875
---------------------------------------------------------------------------------------------------
3.93  ELECTRONICS -- SEMICONDUCTOR
      Altera Corp(a)                                          11,300                        687,887
      Intel Corp                                               6,000                        711,375
      Texas Instruments                                       11,500                        983,969
---------------------------------------------------------------------------------------------------
                                                                                          2,383,231
---------------------------------------------------------------------------------------------------
1.48  EQUIPMENT -- SEMICONDUCTOR
      Applied Materials(a)                                    21,000                        896,437
---------------------------------------------------------------------------------------------------
4.85  FOODS
      General Mills                                           10,000                        777,500
      Heinz (H J) Co                                           9,725                        550,678
      Kellogg Co                                              10,000                        341,250
      Quaker Oats                                             10,000                        595,000
      Tasty Baking                                            44,250                        672,047
---------------------------------------------------------------------------------------------------
                                                                                          2,936,475
---------------------------------------------------------------------------------------------------
0.21  GOLD & PRECIOUS METALS MINING
      Newmont Mining                                           7,000                        126,438
---------------------------------------------------------------------------------------------------
7.08  HEALTH CARE DRUGS -- PHARMACEUTICALS
      American Home Products                                   5,500                        309,719
      Bristol-Myers Squibb                                     4,400                        588,775
      Lilly (Eli) & Co                                         7,500                        666,562
      Merck & Co                                               7,000                      1,033,813
      Pfizer Inc                                               4,000                        501,750
      SmithKline Beecham PLC Sponsored
        ADR Representing 5 Ord Shrs                            9,000                        625,500
      Warner-Lambert Co                                        7,500                        563,906
---------------------------------------------------------------------------------------------------
                                                                                          4,290,025
---------------------------------------------------------------------------------------------------
1.53  HEALTH CARE RELATED
      Arterial Vascular Engineering(a)                         5,500                        288,750
      Becton Dickinson                                         8,000                        341,500
      Medtronic Inc                                            4,000                        297,000
---------------------------------------------------------------------------------------------------
                                                                                            927,250
---------------------------------------------------------------------------------------------------
1.07  HOUSEHOLD PRODUCTS
      Colgate-Palmolive Co                                     7,000                        650,125
---------------------------------------------------------------------------------------------------
3.60  INSURANCE
      Allmerica Financial                                     15,000                        868,125
      CIGNA Corp                                               7,700                        595,306
      Ohio Casualty                                            8,000                        329,000
      Travelers Property Casualty Class A                     12,500                        387,500
---------------------------------------------------------------------------------------------------
                                                                                          2,179,931
---------------------------------------------------------------------------------------------------
0.76  LODGING -- HOTELS
      Hilton Hotels                                           24,000                        459,000
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                        Shares, Units
                                                         or Principal
%      Description                                             Amount                         Value
---------------------------------------------------------------------------------------------------
1.06  MANUFACTURING
      AlliedSignal Inc                                        14,500               $        642,531
---------------------------------------------------------------------------------------------------
6.01  OIL & GAS RELATED
      Apache Corp                                             15,000                        379,687
      Atlantic Richfield                                       7,000                        456,750
      Chevron Corp                                             5,000                        414,687
      Conoco Inc Class A(a)                                   22,000                        459,250
      Exxon Corp                                               8,000                        585,000
      Halliburton Co                                          15,400                        456,225
      USX-Marathon Group                                      15,000                        451,875
      Unocal Corp                                             15,000                        437,813
---------------------------------------------------------------------------------------------------
                                                                                          3,641,287
---------------------------------------------------------------------------------------------------
0.40  PAPER & FOREST PRODUCTS
      Fort James                                               6,000                        240,000
---------------------------------------------------------------------------------------------------
0.94  PERSONAL CARE
      Gillette Co                                             11,800                        570,087
---------------------------------------------------------------------------------------------------
1.74  RAILROADS
      Kansas City Southern Industries                         21,500                      1,057,531
---------------------------------------------------------------------------------------------------
3.68  RETAIL
      CVS Corp                                                 8,400                        462,000
      Dayton Hudson                                           16,000                        868,000
      Penney (J C) Co                                          6,000                        281,250
      Tandy Corp                                              15,000                        617,813
---------------------------------------------------------------------------------------------------
                                                                                          2,229,063
---------------------------------------------------------------------------------------------------
2.33  SAVINGS & LOAN
      Charter One Financial                                   21,525                        597,319
      St Paul Bancorp                                         30,000                        816,563
---------------------------------------------------------------------------------------------------
                                                                                          1,413,882
---------------------------------------------------------------------------------------------------
7.22  TELEPHONE
      Ameritech Corp                                          12,000                        760,500
      Bell Atlantic                                           16,144                        855,632
      BellSouth Corp                                          16,000                        798,000
      GTE Corp                                                 8,500                        552,500
      SBC Communications                                      10,000                        536,250
      US WEST                                                 13,500                        872,438
---------------------------------------------------------------------------------------------------
                                                                                          4,375,320
---------------------------------------------------------------------------------------------------
0.88  TOBACCO
      Philip Morris                                           10,000                        535,000
---------------------------------------------------------------------------------------------------
     TOTAL COMMON STOCKS (Cost $36,193,641)                                              46,248,082
---------------------------------------------------------------------------------------------------
18.47 FIXED INCOME SECURITIES
0.45  US GOVERNMENT OBLIGATIONS
      US Treasury Notes, 6.500%,
        5/15/2005 (Cost $256,018)                    $       250,000                        273,984
---------------------------------------------------------------------------------------------------
1.89  US GOVERNMENT AGENCY OBLIGATIONS
      Freddie Mac, Gold, Participation Certificates
        6.500%, 8/1/2011 (Cost $1,100,790)           $     1,125,370                      1,143,556
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                        Shares, Units
                                                         or Principal
%      Description                                             Amount                         Value
---------------------------------------------------------------------------------------------------
16.13 CORPORATE BONDS
0.51  BROADCASTING
      CBS Inc, Deb, 8.875%, 6/1/2022                 $       300,000               $        309,784
---------------------------------------------------------------------------------------------------
0.87  BUILDING MATERIALS
      USG Corp, Sr Notes, 8.500%, 8/1/2005           $       500,000                        526,875
---------------------------------------------------------------------------------------------------
1.09  CABLE
      Continental Cablevision, Sr Deb,
        9.500%, 8/1/2013                             $       250,000                        297,667
      NTL Inc, Sr Deferred Coupon Step-Up Notes,
        Series A Zero Coupon(d), 4/15/2005           $       400,000                        362,000
---------------------------------------------------------------------------------------------------
                                                                                            659,667
---------------------------------------------------------------------------------------------------
4.58  ELECTRIC UTILITIES
      Boston Edison, Deb, 7.800%, 5/15/2010          $       250,000                        287,734
      Connecticut Light & Power, 1st & Ref Mortgage,
        Series D 7.875%, 10/1/2024                   $       250,000                        261,632
      Consumers Energy, 1st Mortgage,
        7.375%, 9/15/2023                            $       500,000                        523,012
     DQU-II Funding,  Collateral Lease,
        8.700%,  6/1/2016                            $       199,000                        225,109
     Gulf States Utilities, 1st Mortgage,
        8.700%, 4/1/2024                             $       250,000                        276,408
     Jersey Central Power & Light,
        1st Mortgage, 6.750%, 11/1/2025              $       200,000                        199,489
     New York State Electric & Gas,
        1st Mortgage 8.300%, 12/15/2022              $       200,000                        217,032
     Pacific Gas & Electric, 1st & Ref Mortgage,
        Series 93D 7.250%, 8/1/2026                  $       500,000                        530,615
     Western Massachusetts Electric, 1st Mortgage,
        Series V 7.750%, 12/1/2002                   $       250,000                        252,009
---------------------------------------------------------------------------------------------------
                                                                                          2,773,040
---------------------------------------------------------------------------------------------------
0.35  GAMING
      Players International,
        Sr Notes, 10.875%, 4/15/2005                 $       200,000                        214,500
---------------------------------------------------------------------------------------------------
0.91  INSURANCE
      Aetna Services, Gtd Deb, 6.970%, 8/15/2036     $       250,000                        265,162
      Equitable Cos, Sr Notes, 9.000%, 12/15/2004    $       250,000                        285,400
---------------------------------------------------------------------------------------------------
                                                                                            550,562
---------------------------------------------------------------------------------------------------
0.40  LODGING -- HOTELS
      Hilton Hotels, Sr Notes, 7.200%, 12/15/2009    $       250,000                        241,834
---------------------------------------------------------------------------------------------------
2.05  OIL & GAS RELATED
      Atlantic Richfield, Deb, 10.875%, 7/15/2005    $       600,000                        765,653
      Belco Oil & Gas, Sr Sub Notes,
        Series B, 8.875%, 9/15/2007                  $       150,000                        136,125
      Coda Energy, Gtd Sr Sub Notes,
        Series B, 10.500%, 4/1/2006                  $       100,000                         99,000
      Gulf Canada Resources Ltd,
        Sr Notes, 8.350%, 8/1/2006                   $       250,000                        243,750
---------------------------------------------------------------------------------------------------
                                                                                          1,244,528
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                        Shares, Units
                                                         or Principal
%      Description                                             Amount                         Value
---------------------------------------------------------------------------------------------------

0.34  PUBLISHING
      Affiliated Newspaper Investments,
        Sr Discount Step-Up Notes Zero
        Coupon(d), 7/1/2006                          $       200,000                        206,000
---------------------------------------------------------------------------------------------------
0.84  RETAIL
      Dayton Hudson, Sr Notes, 5.875%, 11/1/2008     $       500,000                        507,202
---------------------------------------------------------------------------------------------------
0.36  SERVICES
      Loewen Group International, Gtd Sr Notes,
        Series 4 8.250%, 10/15/2003                  $       250,000               $        215,000
---------------------------------------------------------------------------------------------------
0.30  TELECOMMUNICATIONS -- CELLULAR & WIRELESS
      Centennial Cellular, Sr Notes,
        10.125%, 5/15/2005                           $       145,000                        181,250
---------------------------------------------------------------------------------------------------
1.16  TELECOMMUNICATIONS -- LONG DISTANCE
      Level 3 Communications, Sr Notes,
        9.125%, 5/1/2008                             $       250,000                        246,875
      Qwest Communications International,
        Sr Notes(c) 7.250%, 11/1/2008                $       200,000                        204,000
      Sprint Capital, Gtd Sr Notes,
        6.125%, 11/15/2008                           $       250,000                        255,088
---------------------------------------------------------------------------------------------------
                                                                                            705,963
---------------------------------------------------------------------------------------------------
1.57  TELEPHONE
      Centel Capital, Deb, 9.000%, 10/15/2019        $       250,000                        313,289
      Intermedia Communications, Sr Notes,
        Series B 8.500%, 1/15/2008                   $       200,000                        190,000
      MetroNet Communications
        Sr Discount Step-Up Notes,
        Zero Coupon(d), 11/1/2007                    $       225,000                        147,375
        Sr Notes, 12.000%, 8/15/2007                 $       100,000                        111,000
      NEXTLINK Communications,
        Sr Notes, 9.625%, 10/1/2007                  $       200,000                        191,000
---------------------------------------------------------------------------------------------------
                                                                                            952,664
---------------------------------------------------------------------------------------------------
0.14  TEXTILE -- APPAREL MANUFACTURING
      Haynes International,
        Sr Notes, 11.625%, 9/1/2004                  $       100,000                         87,000
---------------------------------------------------------------------------------------------------
0.66  UTILITIES TELEPHONE
      Southwestern Bell Telephone,
         Deb, 5.375%, 6/1/2006                       $       400,000                        397,225
---------------------------------------------------------------------------------------------------
      TOTAL CORPORATE BONDS (Cost $9,841,595)                                             9,773,094
---------------------------------------------------------------------------------------------------
      TOTAL FIXED INCOME SECURITIES (Cost $11,198,403)                                   11,190,634
---------------------------------------------------------------------------------------------------
5.21  SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street
        dated 12/31/1998 due 1/4/1999 at
        4.850%, repurchased at                                                     $      3,160,702
        (Collateralized by US Treasury Bonds due
        8/15/2015 at 10.625%, value $3,228,783)
        (Cost $3,159,000)                            $     3,159,000                      3,159,000
---------------------------------------------------------------------------------------------------
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $50,551,044)
       (Cost for Income Tax Purposes $50,551,577)                                  $     60,597,716
===================================================================================================

---------------------------------------------------------------------------------------------------
                                                        Shares, Units
                                                         or Principal
%      Description                                             Amount                         Value
---------------------------------------------------------------------------------------------------
REALTY FUND
100.00 COMMON STOCKS
3.99   LODGING -- HOTELS
       Bristol Hotels & Resorts(a)                                50               $            306
       Host Marriott                                           1,000                         13,813
       MeriStar Hospitality                                       93                          1,726
---------------------------------------------------------------------------------------------------
                                                                                             15,845
94.43 REAL ESTATE INVESTMENT TRUST
      Archstone Communities Trust                                600               $         12,150
      Arden Realty                                               950                         22,028
      Avalonbay Communities                                      300                         10,275
      Brandywine Realty Trust SBI                                500                          8,937
      CBL & Associates Properties                                400                         10,325
      Cabot Industrial Trust                                     500                         10,219
      Cornerstone Properties                                     900                         14,062
      Crescent Real Estate Equities                              300                          6,900
      Crestline Capital(a)                                       100                          1,462
      Duke Realty Investments                                    800                         18,600
      Equity Office Properties Trust SBI                         300                          7,200
      Essex Property Trust                                       600                         17,850
      FelCor Lodging Trust                                        68                          1,568
      Glenborough Realty Trust                                   300                          6,113
      Highwoods Properties                                       700                         18,025
      Home Properties of New York                                200                          5,150
      JDN Realty                                                 400                          8,625
      Kilroy Realty                                              325                          7,475
      Liberty Property Trust SBI                                 400                          9,850
      Macerich Co                                                400                         10,250
      Meditrust Corp Paired Certificates                         800                         12,100
      Post Properties                                            400                         15,375
      Prentiss Properties Trust                                  600                         13,388
      ProLogis Trust                                             500                         10,375
      Public Storage                                             300                          8,119
      Reckson Associates Realty                                  400                          8,875
      Regency Realty                                             200                          4,450
      SL Green Realty                                            700                         15,138
      Simon Property Group                                       500                         14,250
      Spieker Properties                                         200                          6,925
      Starwood Hotels & Resorts SBI                              800                         18,150
      Sunstone Hotel Investors                                   675                          6,370
      Urban Shopping Centers                                     300                          9,825
      Vornado Realty Trust SBI                                   300                         10,125
      Weeks Corp                                                 500                         14,094
---------------------------------------------------------------------------------------------------
                                                                                            374,623
---------------------------------------------------------------------------------------------------
1.58  REAL ESTATE RELATED
      TrizecHahn                                                 300                          6,150
      Vornado Operating(a)                                        15                            121
---------------------------------------------------------------------------------------------------
                                                                                              6,271
---------------------------------------------------------------------------------------------------
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $406,420)
       (Cost for Income Tax Purposes $429,044)                                     $        396,739
===================================================================================================

---------------------------------------------------------------------------------------------------
                                                        Shares, Units
                                                         or Principal
%      Description                                             Amount                         Value
---------------------------------------------------------------------------------------------------

SMALL COMPANY GROWTH FUND
81.30 COMMON STOCKS
4.22  AEROSPACE & DEFENSE
      Aeroflex Inc(a)                                            970               $         14,671
      Moog Inc Class A(a)                                        385                         15,063
      Orbital Sciences(a)                                        430                         19,028
---------------------------------------------------------------------------------------------------
                                                                                             48,762
---------------------------------------------------------------------------------------------------
1.09  AIR FREIGHT
      Eagle USA Airfreight(a)                                    515                         12,617
---------------------------------------------------------------------------------------------------
1.45  AUTO PARTS
      CSK Auto(a)                                                450                         12,009
      O'Reilly Automotive(a)                                     100                          4,725
---------------------------------------------------------------------------------------------------
                                                                                             16,734
---------------------------------------------------------------------------------------------------
1.49  BANKS
      City National                                              140                          5,827
      US Trust                                                   150                         11,400
---------------------------------------------------------------------------------------------------
                                                                                             17,227
---------------------------------------------------------------------------------------------------
0.97  BIOTECHNOLOGY
      Anesta Corp(a)                                             420                         11,182
---------------------------------------------------------------------------------------------------
1.08  CABLE
      TCA Cable TV                                               350                         12,491
---------------------------------------------------------------------------------------------------
6.82  COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
      Advanced Fibre Communications(a)                           800                          8,750
      Comverse Technology(a)                                     150                         10,650
      Excel Switching(a)                                         200                          7,600
      Gilat Satellite Networks Ltd(a)                            300                         16,538
      Melita International(a)                                    400                          8,400
      Power Integrations(a)                                      390                          9,774
      REMEC Inc(a)                                               950                         17,100
---------------------------------------------------------------------------------------------------
                                                                                             78,812
---------------------------------------------------------------------------------------------------
14.81 COMPUTER RELATED
      Citrix Systems(a)                                           80                          7,765
      Concentric Network(a)                                      300                          9,975
      GeoTel Communications(a)                                   150                          5,587
      Inso Corp(a)                                               500                         12,500
      Kronos Inc(a)                                              120                          5,317
      Lycos Inc(a)                                               220                         12,224
      MAPICS Inc(a)                                              655                         10,808
      Mercury Interactive(a)                                     120                          7,590
      Metro Information Services(a)                              500                         15,000
      Micromuse Inc(a)                                           580                         11,310
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                        Shares, Units
                                                         or Principal
%      Description                                             Amount                         Value
---------------------------------------------------------------------------------------------------
      Mobius Management Systems(a)                               320               $          4,760
      Peregrine Systems                                          125                          5,797
      QuadraMed Corp                                             140                          2,870
      Rational Software                                          400                         10,600
      SMART Modular Technologies(a)                              500                         13,875
      Spyglass Inc                                               650                         14,300
      USWeb Corp                                                 140                          3,693
      Verity Inc(a)                                              200                          5,300
      Wind River Systems(a)                                      250                         11,750
---------------------------------------------------------------------------------------------------
                                                                                            171,021
---------------------------------------------------------------------------------------------------
1.22  CONTAINERS
      Ivex Packaging(a)                                          605                         14,066
---------------------------------------------------------------------------------------------------
1.05  DISTRIBUTION
      Merkert American(a)                                        800                         12,100
---------------------------------------------------------------------------------------------------
3.13  ELECTRONICS
      Aehr Test Systems(a)                                     2,250                         13,781
      CerProbe Corp(a)                                           350                          4,703
      Level One Communications(a)                                162                          5,751
      Mettler-Toledo International(a)                            215                          6,033
      Uniphase Corp(a)                                            85                          5,897
---------------------------------------------------------------------------------------------------
                                                                                             36,165
---------------------------------------------------------------------------------------------------
6.22  ELECTRONICS -- SEMICONDUCTOR
      Applied Micro Circuits(a)                                  300                         10,191
      Flextronics International Ltd(a)                           110                          9,419
      Galileo Technology Ltd(a)                                  400                         10,800
      Genesis Microchip(a)                                       230                          5,578
      PMC-Sierra Inc(a)                                           70                          4,419
      Photronics Inc(a)                                          500                         11,984
      QLogic Corp(a)                                              50                          6,544
      SIPEX Corp(a)                                              180                          6,323
      Unitrode Corp(a)                                           380                          6,650
---------------------------------------------------------------------------------------------------
                                                                                             71,908
---------------------------------------------------------------------------------------------------
1.07  ENTERTAINMENT
      SFX Entertainment Class A(a)                               225                         12,347
---------------------------------------------------------------------------------------------------
0.77  HEALTH CARE DRUGS -- PHARMACEUTICALS
      Alkermes Inc(a)                                            400                          8,875
---------------------------------------------------------------------------------------------------
5.70  HEALTH CARE RELATED
      Capital Senior Living(a)                                 1,020                         14,216
      First Consulting Group(a)                                  250                          5,125
      HealthCare Financial Partners(a)                           300                         11,963
      Laser Vision Centers(a)                                    300                          6,647
      Province Healthcare(a)                                     250               $          8,969
      Renal Care Group(a)                                        300                          8,644
      ResMed Inc(a)                                              130                          5,899
      Sunrise Assisted Living(a)                                  85                          4,409
---------------------------------------------------------------------------------------------------
                                                                                             65,872
---------------------------------------------------------------------------------------------------


2.64  LEISURE TIME
      Action Performance(a)                                      380                         13,442
      Family Golf Centers(a)                                     285                          5,629
      Intrawest Corp                                             675                         11,391
---------------------------------------------------------------------------------------------------
                                                                                             30,462
1.00  OIL & GAS RELATED
      Newfield Exploration(a)                                    500                         10,438
      Precision Drilling/(a)/                                    100                          1,131
---------------------------------------------------------------------------------------------------
                                                                                             11,569
---------------------------------------------------------------------------------------------------
1.36  PERSONAL CARE
      Helen of Troy Ltd(a)                                       280                          4,113
      Playtex Products(a)                                        725                         11,645
---------------------------------------------------------------------------------------------------
                                                                                             15,758
---------------------------------------------------------------------------------------------------
4.16  RETAIL
      Cost Plus(a)                                               250                          7,844
      Family Dollar Stores                                       225                          4,950
      Men's Wearhouse(a)                                         412                         13,081
      Rental Service(a)                                          660                         10,354
      Wild Oats Markets(a)                                       375                         11,813
---------------------------------------------------------------------------------------------------
                                                                                             48,042
---------------------------------------------------------------------------------------------------
0.85  SAVINGS & LOAN
      FirstFed Financial(a)                                      550                          9,831
---------------------------------------------------------------------------------------------------
14.79 SERVICES
      ACNielsen Corp(a)                                          425                         12,006
      AHL Services(a)                                            450                         14,062
      AXENT Technologies(a)                                      335                         10,238
      Concord EFS(a)                                             150                          6,356
      Cotelligent Group(a)                                       245                          5,222
      Documentum Inc(a)                                          125                          6,680
      HA-LO Industries(a)                                        420                         15,802
      Henry (Jack) & Associates                                   95                          4,726
      Integrated Electrical Services(a)                          525                         11,681
      Interim Services(a)                                        615                         14,376
      Metzler Group(a)                                           290                         14,119
      NCO Group(a)                                               292                         13,140
      ProBusiness Services(a)                                     75               $          3,413
      Profit Recovery Group International(a)                     115                          4,305
      Romac International(a)                                     475                         10,569
      Safeguard Scientifics(a)                                   450                         12,347
      Sylvan Learning Systems(a)                                 385                         11,743
---------------------------------------------------------------------------------------------------
                                                                                            170,785
---------------------------------------------------------------------------------------------------
3.41  TELECOMMUNICATIONS -- LONG DISTANCE
      Dycom Industries(a)                                         90                          5,141
      ICG Communications(a)                                      540                         11,610
      IDT Corp(a)                                                280                          4,305
      Pacific Gateway Exchange(a)                                230                         11,054
      Viatel Inc(a)                                              320                          7,320
---------------------------------------------------------------------------------------------------
                                                                                             39,430
---------------------------------------------------------------------------------------------------
1.01  TEXTILE -- APPAREL MANUFACTURING
      Quiksilver Inc(a)                                          390                         11,700
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                                        Shares, Units
                                                         or Principal
%      Description                                             Amount                         Value
---------------------------------------------------------------------------------------------------
0.99  TEXTILE -- HOME FURNISHINGS
      Linens 'n Things(a)                                        290                         11,491
---------------------------------------------------------------------------------------------------
     TOTAL COMMON STOCKS (Cost $788,946)                                                    939,247
---------------------------------------------------------------------------------------------------
18.70 SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
      Repurchase  Agreement  with State Street dated
        12/31/1998  due 1/4/1999 at
        4.850%,  repurchased at $216,116
        (Collateralized by US Treasury Bonds due
        11/15/2015 at 9.875%, value $227,960)
        (Cost $216,000)                              $       216,000                        216,000
---------------------------------------------------------------------------------------------------
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $1,004,946)
       (Cost for Income Tax Purposes $1,007,375)                                   $      1,155,247
===================================================================================================

TECHNOLOGY FUND
83.88 COMMON STOCKS
1.64  AEROSPACE & DEFENSE
      Litton Industries(a)                                       400               $         26,100
---------------------------------------------------------------------------------------------------
5.14 BIOTECHNOLOGY
     Amgen Inc(a)                                                400                         41,825
     Genentech Inc(a)                                            500                         39,844
---------------------------------------------------------------------------------------------------
                                                                                             81,669
---------------------------------------------------------------------------------------------------
6.94 COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
     Carrier Access(a)                                         1,000                         34,437
     Nokia Corp Sponsored ADR Representing Class A Shrs          300                         36,131
     Pittway Corp Class A                                      1,200                         39,675
---------------------------------------------------------------------------------------------------
                                                                                            110,243
---------------------------------------------------------------------------------------------------
7.11 COMPUTER SOFTWARE & SERVICE
     Kronos Inc(a)                                               600               $         26,588
     Microsoft Corp(a)                                           300                         41,606
     Software AG Systems(a)                                    1,500                         27,188
     Spyglass Inc(a)                                             800                         17,600
---------------------------------------------------------------------------------------------------
                                                                                            112,982
---------------------------------------------------------------------------------------------------
11.25 COMPUTERS -- HARDWARE
      Compaq Computer                                            500                         20,969
      International Business Machines                            200                         36,950
      Maxtor Corp(a)                                           2,000                         28,000
      Sun Microsystems(a)                                        600                         51,375
      Unisys Corp(a)                                           1,200                         41,325
---------------------------------------------------------------------------------------------------
                                                                                            178,619
---------------------------------------------------------------------------------------------------
9.50 COMPUTERS -- NETWORKING
     3Com Corp(a)                                                500                         22,406
     Concentric Network(a)                                       200                          6,650
     Newbridge Networks(a)                                     1,000                         30,375
     Novell Inc(a)                                             2,000                         36,250
     Whittman-Hart Inc(a)                                      2,000                         55,250
---------------------------------------------------------------------------------------------------
                                                                                            150,931
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                        Shares, Units
                                                         or Principal
%      Description                                             Amount                         Value
---------------------------------------------------------------------------------------------------
1.52 COMPUTERS -- PERIPHERALS
     Seagate Technology(a)                                       800                         24,200
---------------------------------------------------------------------------------------------------
5.32 ELECTRONICS -- INSTRUMENTS
     SCI Systems(a)                                              800                         46,200
     Symbol Technologies                                         600                         38,362
---------------------------------------------------------------------------------------------------
                                                                                             84,562
---------------------------------------------------------------------------------------------------
2.11 ELECTRONICS -- SEMICONDUCTOR
     Conexant Systems(a)(f)                                    2,000                         33,500
---------------------------------------------------------------------------------------------------
4.83 EQUIPMENT -- SEMICONDUCTOR
     Broadcom Corp Class A(a)                                    400                         48,300
     Taiwan Semiconductor Manufacturing Ltd
       Sponsored ADR Representing 5 Ord Shrs(a)                2,000                         28,375
---------------------------------------------------------------------------------------------------
                                                                                             76,675
---------------------------------------------------------------------------------------------------
0.42 LEISURE TIME
     WMS Industries(a)                                           900                          6,638
---------------------------------------------------------------------------------------------------
2.97 OFFICE EQUIPMENT & SUPPLIES
     Xerox Corp                                                  400                         47,200
---------------------------------------------------------------------------------------------------
1.44 PHOTOGRAPHY & IMAGING
     Gemstar International Group Ltd(a)                          400                         22,900
---------------------------------------------------------------------------------------------------
14.49 SERVICES
      America Online(a)                                          500                         80,000
      BISYS Group(a)                                             800               $         41,300
      Paychex Inc                                              1,000                         51,437
      Safeguard Scientifics(a)                                 1,000                         27,438
      VERITAS Software(a)                                        500                         29,969
---------------------------------------------------------------------------------------------------
                                                                                            230,144
---------------------------------------------------------------------------------------------------
4.54 TELECOMMUNICATIONS -- CELLULAR & WIRELESS
     AirTouch Communications(a)                                1,000                         72,125
---------------------------------------------------------------------------------------------------
4.66 TELECOMMUNICATIONS -- LONG DISTANCE
     General Instrument(a)                                     1,000                         33,937
     Qwest Communications International(a)                       800                         40,000
---------------------------------------------------------------------------------------------------
                                                                                             73,937
---------------------------------------------------------------------------------------------------
     TOTAL COMMON STOCKS (Cost $1,058,161)                                                1,332,425
---------------------------------------------------------------------------------------------------
16.12 SHORT-TERM INVESTMENTS
3.15  COMMERCIAL PAPER
3.15  FINANCIAL
      American General Finance, 5.300%, 1/5/1999(g)
        (Cost $50,000)                               $        50,000                         50,000
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                        Shares, Units
                                                         or Principal
%      Description                                             Amount                         Value
---------------------------------------------------------------------------------------------------

12.97 REPURCHASE AGREEMENTS
      Repurchase  Agreement  with State Street
        dated  12/31/1998  due 1/4/1999 at
        4.850%,  repurchased at $206,111
        (Collateralized by US Treasury Bonds due
        11/15/2015 at 9.875%, value $212,736)
        (Cost$206,000)                               $       206,000                        206,000
---------------------------------------------------------------------------------------------------
     TOTAL SHORT-TERM INVESTMENTS (Cost $256,000)                                           256,000
---------------------------------------------------------------------------------------------------
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $1,314,161)
       (Cost for Income Tax Purposes $1,319,795)                                   $      1,588,425
===================================================================================================
TOTAL RETURN FUND
63.86 COMMON STOCKS
2.55  AEROSPACE & DEFENSE
      Boeing Co                                                4,500               $        146,813
      Lockheed Martin                                          2,000                        169,500
      Precision Castparts                                      7,000                        309,750
      Raytheon Co Class B                                      5,000                        266,250
---------------------------------------------------------------------------------------------------
                                                                                            892,313
---------------------------------------------------------------------------------------------------
0.45 AIRLINES
     Southwest Airlines                                        7,000                        157,063
---------------------------------------------------------------------------------------------------
1.33 AUTO PARTS
     Cooper Tire & Rubber                                      8,000                        163,500
     Genuine Parts                                             9,000                        300,938
---------------------------------------------------------------------------------------------------
                                                                                            464,438
---------------------------------------------------------------------------------------------------
1.00 AUTOMOBILES
     Ford Motor                                                6,000                        352,125
---------------------------------------------------------------------------------------------------
4.10 BANKS
     Bank One                                                  6,000               $        306,375
     Comerica Inc                                              2,850                        194,334
     First Union                                               3,000                        182,438
     National City                                             3,960                        287,100
     State Street                                              4,200                        292,162
     Wachovia Corp                                             2,000                        174,875
---------------------------------------------------------------------------------------------------
                                                                                          1,437,284
---------------------------------------------------------------------------------------------------
1.27 BEVERAGES
     Anheuser-Busch Cos                                        4,000                        262,500
     PepsiCo Inc                                               4,500                        184,219
---------------------------------------------------------------------------------------------------
                                                                                            446,719
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                                        Shares, Units
                                                         or Principal
%      Description                                             Amount                         Value
---------------------------------------------------------------------------------------------------
1.71 BUILDING MATERIALS
     Lowe's Cos                                                6,000                        307,125
     Sherwin-Williams Co                                      10,000                        293,750
---------------------------------------------------------------------------------------------------
                                                                                            600,875
---------------------------------------------------------------------------------------------------
2.08 CHEMICALS
     Dow Chemical                                              2,000                        181,875
     Great Lakes Chemical                                      7,000                        280,000
     Morton International                                     10,000                        245,000
     Octel Corp(a)                                             1,500                         20,813
---------------------------------------------------------------------------------------------------
                                                                                            727,688
---------------------------------------------------------------------------------------------------
2.17 COMPUTER RELATED
     Compaq Computer                                          10,000                        419,375
     Hewlett-Packard Co                                        5,000                        341,562
---------------------------------------------------------------------------------------------------
                                                                                            760,937
---------------------------------------------------------------------------------------------------
2.54 CONGLOMERATES
     Fortune Brands                                            4,000                        126,500
     Hanson PLC Sponsored ADR Representing 5 Shrs             10,000                        390,000
     National Service Industries                               5,000                        190,000
     Textron Inc                                               2,400                        182,250
---------------------------------------------------------------------------------------------------
                                                                                            888,750
---------------------------------------------------------------------------------------------------
0.96 DISTRIBUTION
     Supervalu Inc                                            12,000                        336,000
---------------------------------------------------------------------------------------------------
3.16 ELECTRIC UTILITIES
     CINergy Corp                                              3,700                        127,188
     Edison International                                      5,000                        139,375
     Entergy Corp                                             10,000                        311,250
     GPU Inc                                                   5,000                        220,938
     Unicom Corp                                               8,000                        308,500
---------------------------------------------------------------------------------------------------
                                                                                          1,107,251
---------------------------------------------------------------------------------------------------
1.47 ELECTRICAL EQUIPMENT
     General Electric                                          2,600                        265,362
     Grainger (W W) Inc                                        6,000                        249,750
---------------------------------------------------------------------------------------------------
                                                                                            515,112
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                        Shares, Units
                                                         or Principal
%      Description                                             Amount                         Value
---------------------------------------------------------------------------------------------------

1.39 ELECTRONICS -- SEMICONDUCTOR
     Rockwell International                                   10,000               $        485,625
---------------------------------------------------------------------------------------------------
1.02 FINANCIAL
     MGIC Investment                                           9,000                        358,312
---------------------------------------------------------------------------------------------------
1.92 FOODS
     Archer-Daniels-Midland Co                                 6,774                        116,428
     Heinz (H J) Co                                            3,550                        201,019
     Kellogg Co                                                2,600                         88,725
     Unilever NV New York Registered Shrs                      3,200                        265,400
---------------------------------------------------------------------------------------------------
                                                                                            671,572
---------------------------------------------------------------------------------------------------
0.70 HARDWARE & TOOLS
     Snap-On Inc                                               7,000                        243,687
---------------------------------------------------------------------------------------------------
2.93 HEALTH CARE DRUGS -- PHARMACEUTICALS
     Abbott Laboratories                                       5,000                        245,000
     American Home Products                                    3,600                        202,725
     Bristol-Myers Squibb                                      2,200                        294,387
     Lilly (Eli) & Co                                          3,200                        284,400
---------------------------------------------------------------------------------------------------
                                                                                          1,026,512
---------------------------------------------------------------------------------------------------
0.71 HEALTH CARE RELATED
     Columbia/HCA Healthcare                                  10,000                        247,500
---------------------------------------------------------------------------------------------------
1.55 HOUSEHOLD FURNITURE & APPLIANCES
     Shaw Industries                                          11,000                        266,750
     Whirlpool Corp                                            5,000                        276,875
---------------------------------------------------------------------------------------------------
                                                                                            543,625
---------------------------------------------------------------------------------------------------
3.96 INSURANCE
     Lincoln National                                          3,000                        245,437
     Loews Corp                                                4,000                        393,000
     Ohio Casualty                                             7,000                        287,875
     Old Republic International                                9,000                        202,500
     SAFECO Corp                                               6,000                        257,625
---------------------------------------------------------------------------------------------------
                                                                                          1,386,437
---------------------------------------------------------------------------------------------------
0.60 INSURANCE BROKERS
     Marsh & McLennan                                          3,600                        210,375
---------------------------------------------------------------------------------------------------
0.63 INVESTMENT BANK/BROKER FIRM
     Morgan Stanley Dean Witter & Co                           3,135                        222,585
---------------------------------------------------------------------------------------------------
1.48 IRON & STEEL
     Nucor Corp                                               12,000                        519,000
---------------------------------------------------------------------------------------------------
1.13 MACHINERY
     Caterpillar Inc                                           5,000                        230,000
     Deere & Co                                                5,000                        165,625
---------------------------------------------------------------------------------------------------
                                                                                            395,625
---------------------------------------------------------------------------------------------------

1.78 MANUFACTURING
     Federal Signal                                            7,000                        191,625
     Illinois Tool Works                                       5,000                        290,000
     Minnesota Mining & Manufacturing                          2,000               $        142,250
---------------------------------------------------------------------------------------------------
                                                                                            623,875
---------------------------------------------------------------------------------------------------
0.58 METALS MINING
     Phelps Dodge                                              4,000                        203,500
---------------------------------------------------------------------------------------------------
0.61 OFFICE EQUIPMENT & SUPPLIES
     IKON Office Solutions                                    25,000                        214,063
---------------------------------------------------------------------------------------------------
3.59 OIL & GAS RELATED
     Exxon Corp                                                3,500                        255,937
     Norsk Hydro A/SA Sponsored ADR Representing Ord Shrs      7,000                        239,312
     Repsol SA Sponsored ADR Representing Ord Shrs             5,000                        273,125
     Royal Dutch Petroleum New York Registry 1.25 Gldr Shrs    3,200                        153,200
     Yacimientos Petroliferos Fiscades SA Sponsored
       ADR Representing Class D Shrs                          12,000                        335,250
---------------------------------------------------------------------------------------------------
                                                                                          1,256,824
---------------------------------------------------------------------------------------------------
0.46 PAPER & FOREST PRODUCTS
     Westvaco Corp                                             6,000                        160,875
---------------------------------------------------------------------------------------------------
0.67 POLLUTION CONTROL
     Waste Management                                          5,075                        236,622
---------------------------------------------------------------------------------------------------
0.51 PUBLISHING
     Gannett Co                                                2,800                        180,600
---------------------------------------------------------------------------------------------------
0.83 RAILROADS
     CSX Corp                                                  7,000                        290,500
---------------------------------------------------------------------------------------------------
1.09 RESTAURANTS
     McDonald's Corp                                           5,000                        383,125
---------------------------------------------------------------------------------------------------
2.04 RETAIL
     Dillard's Inc Class A                                     8,000                        227,000
     K mart Corp(a)                                            8,500                        130,156
     Penney (J C) Co                                           4,000                        187,500
     Toys "R" Us(a)                                           10,000                        168,750
---------------------------------------------------------------------------------------------------
                                                                                            713,406
---------------------------------------------------------------------------------------------------
2.34 SERVICES
     Dun & Bradstreet                                          6,800                        214,625
     Electronic Data Systems                                   7,000                        351,750
     First Data                                                8,000                        253,500
---------------------------------------------------------------------------------------------------
                                                                                            819,875
---------------------------------------------------------------------------------------------------
0.83 SPECIALTY PRINTING
     Deluxe Corp                                               8,000                        292,500
---------------------------------------------------------------------------------------------------
1.30 TELECOMMUNICATIONS -- LONG DISTANCE
     British Telecommunications PLC Sponsored
       ADR Representing 10 Ord Shrs                            3,000                        455,062
---------------------------------------------------------------------------------------------------
1.23 TELEPHONE
     Bell Atlantic                                             5,000                        265,000
     Telefonos de Mexico SA de CV Sponsored Class L
       ADR Representing 20 Series L Shrs                       3,400               $        165,538
---------------------------------------------------------------------------------------------------
                                                                                            430,538
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
                                                        Shares, Units
                                                         or Principal
%      Description                                             Amount                         Value
---------------------------------------------------------------------------------------------------
2.12 TEXTILE -- APPAREL MANUFACTURING
     Liz Claiborne                                             7,000                        220,938
     Unifi Inc                                                10,000                        195,625
     VF Corp                                                   7,000                        328,125
---------------------------------------------------------------------------------------------------
                                                                                            744,688
---------------------------------------------------------------------------------------------------
1.07 TOBACCO
     Philip Morris                                             7,000                        374,500
---------------------------------------------------------------------------------------------------
     TOTAL COMMON STOCKS (Cost $17,708,337)                                              22,377,963
---------------------------------------------------------------------------------------------------
26.48 FIXED INCOME SECURITIES
13.51 US GOVERNMENT OBLIGATIONS
      US Treasury Bonds
       8.125%, 8/15/2019                             $       400,000                        534,875
       7.625%, 2/15/2025                             $       100,000                        131,656
       7.250%, 8/15/2022                             $       500,000                        623,281
      US Treasury Notes
       7.500%, 11/15/2001                            $       300,000                        322,406
       7.250%, 8/15/2004                             $       600,000                        674,813
       6.375%, 1/15/2000                             $       300,000                        305,156
       6.375%, 8/15/2002                             $       200,000                        210,938
       6.250%, 2/15/2003                             $       700,000                        739,812
       6.125%, 8/15/2007                             $       800,000                        874,250
       5.500%, 2/15/2008                             $       300,000                        318,000
---------------------------------------------------------------------------------------------------
      TOTAL US GOVERNMENT OBLIGATIONS (Cost $4,419,973)                                   4,735,187
---------------------------------------------------------------------------------------------------
4.60 US GOVERNMENT AGENCY OBLIGATIONS
     Fannie Mae
      Gtd Mortgage Pass-Through Certificates
         8.500%, 3/1/2010                            $        72,467                         75,554
         7.000%, 12/1/2027                           $       169,479                        172,931
         6.500%, 5/1/2026                            $       118,712                        119,545
         6.000%, 5/1/2009                            $       106,944                        107,365
      Medium-Term Notes, 6.300%, 8/19/2002           $       200,000                        207,927
      Federal Farm Credit Bank,
        Medium-Term Notes 6.150%, 9/1/2000           $       500,000                        509,144
      Freddie Mac, Gold, Participation Certificates
        8.000%, 10/1/2010                            $        38,255                         39,385
        6.500%, 7/1/2001                             $        53,544                         54,026
      Government National Mortgage Association I
        Pass-Through Certificates
        7.500%, 3/15/2026                            $        58,280                         60,055
        7.000%, 4/15/2028                            $       260,135                        266,152
---------------------------------------------------------------------------------------------------
      TOTAL US GOVERNMENT AGENCY OBLIGATIONS (Cost $1,576,786)                            1,612,084
===================================================================================================

---------------------------------------------------------------------------------------------------
                                                        Shares, Units
                                                         or Principal
%      Description                                             Amount                         Value
---------------------------------------------------------------------------------------------------
8.37 CORPORATE BONDS
0.58 AUTOMOBILES
     Ford Motor, 6.500%, 8/1/2018                    $       200,000               $        204,351
---------------------------------------------------------------------------------------------------
2.12 BANKS
     ABN  Amro  Bank  NV,  Sub  Notes,
       7.550%,   6/28/2006                           $       200,000                        218,663
     NationsBank Corp, Sub Notes,
       6.500%,  3/15/2006                            $       100,000                        104,511
     SunTrust Banks,  Sr  Notes,
       6.250%,  6/1/2008                             $       300,000                        310,848
     Wachovia  Bank, Medium-Term Notes,
       Series 3 7.000%, 10/17/2008                   $       100,000                        109,000
---------------------------------------------------------------------------------------------------
                                                                                            743,022
---------------------------------------------------------------------------------------------------
0.29 BEVERAGES
     PepsiCo Inc, Medium-Term Notes,
       5.875%, 6/1/2000                              $       100,000                        100,738
---------------------------------------------------------------------------------------------------
0.57 FINANCIAL
     CIT Group, Notes,
       5.625%, 10/15/2003                            $       200,000                        198,256
---------------------------------------------------------------------------------------------------
0.45 FOODS
     Campbell Soup, Notes,
       6.150%, 12/1/2002                             $       150,000                        155,697
---------------------------------------------------------------------------------------------------
0.86 HOUSEHOLD PRODUCTS
     Procter & Gamble, Notes,
       5.250%, 9/15/2003                             $       300,000                        302,365
---------------------------------------------------------------------------------------------------
1.18 INSURANCE
     CNA Financial, Notes,
       6.450, 1/15/2008                              $       100,000                         98,678
     Travelers Property Casualty,
       Sr Notes, 6.750%, 11/15/2006                  $       300,000                        315,179
---------------------------------------------------------------------------------------------------
                                                                                            413,857
---------------------------------------------------------------------------------------------------
0.58 LEISURE TIME
     Carnival Corp, Sr Notes,
       6.150%, 4/15/2008                             $       200,000                        203,516
---------------------------------------------------------------------------------------------------
0.59 MACHINERY
     Cooper Industries, Medium-Term Notes,
       Series 3 6.375%, 5/8/2008                     $       200,000                        207,549
---------------------------------------------------------------------------------------------------
0.58 PERSONAL CARE
     Colgate-Palmolive Co, Medium-Term Notes,
       Series C 5.580%, 11/6/2008                    $       200,000                        201,305
---------------------------------------------------------------------------------------------------
0.57 TELECOMMUNICATIONS -- LONG DISTANCE
     GTE Northwest, Deb, 5.550%, 10/15/2008          $       200,000                        200,403
---------------------------------------------------------------------------------------------------
      TOTAL CORPORATE BONDS (Cost $2,865,515)                                             2,931,059
---------------------------------------------------------------------------------------------------
     TOTAL FIXED INCOME SECURITIES (Cost $8,862,274)                                      9,278,330
---------------------------------------------------------------------------------------------------
9.66 SHORT-TERM INVESTMENTS



0.58 US GOVERNMENT OBLIGATIONS
     US Treasury Notes, 6.375%, 7/15/1999
       (Cost $200,545)                               $       200,000                        201,875
---------------------------------------------------------------------------------------------------
9.08 REPURCHASE AGREEMENTS
     Repurchase Agreement with State Street
       dated 12/31/1998 due 1/4/1999 at
       4.850%, repurchased at $3,183,715
       (Collateralized by US Treasury Notes due
        5/15/2004 at 7.250%, value $3,244,862)
       (Cost $3,182,000)                             $     3,182,000                      3,182,000
---------------------------------------------------------------------------------------------------
     TOTAL SHORT-TERM INVESTMENTS (Cost $3,382,545)                                       3,383,875
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                        Shares, Units
                                                         or Principal
%      Description                                             Amount                         Value
---------------------------------------------------------------------------------------------------
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
     (Cost $29,953,156)
     (Cost for Income Tax Purposes $29,955,111)                                    $     35,040,168
===================================================================================================
UTILITIES FUND
87.82 COMMON STOCKS
2.12  MACHINERY
      Mannesmann AG                                            1,300               $        149,129
---------------------------------------------------------------------------------------------------
0.76  SERVICES
      Metzler Group(a)                                         1,100                         53,556
---------------------------------------------------------------------------------------------------
17.40 TELECOMMUNICATIONS
     AirTouch Communications(a)                                3,300                        238,012
     ICG Communications(a)                                     6,200                        133,300
     IXC Communications(a)                                     2,200                         73,975
     MCI WorldCom(a)                                           6,430                        461,352
     Qwest Communications International(a)                     3,165                        158,250
     Sprint Corp                                               1,900                        159,838
---------------------------------------------------------------------------------------------------
                                                                                          1,224,727
---------------------------------------------------------------------------------------------------
67.54 UTILITIES
25.23 ELECTRIC
      Ameren Corp                                                800                         34,150
      CMS Energy                                               2,500                        121,094
      Carolina Power & Light                                     800                         37,650
      Consolidated Edison                                      2,200                        116,325
      DTE Energy                                               2,500                        107,187
      Duke Energy                                              1,726                        110,572
      Edison International                                     3,800                        105,925
      FPL Group                                                1,600                         98,600
      Florida Progress                                         1,100                         49,294
      GPU Inc                                                    900                         39,769
      Houston Industries                                       3,600                        115,650
      Interstate Energy                                        3,370                        108,682
      New Century Energies                                     2,800                        136,500
      NIPSCO Industries                                        2,600                         79,137
      Northern States Power                                    2,900                         80,475
      PG&E Corp                                                1,300                         40,950

---------------------------------------------------------------------------------------------------
                                                        Shares, Units
                                                         or Principal
%      Description                                             Amount                         Value
---------------------------------------------------------------------------------------------------

      PP&L Resources                                           1,642                         45,771
      PacifiCorp                                               2,200                         46,338
      Pinnacle West Capital                                    1,700                         72,038
      SCANA Corp                                               2,000                         64,500
      TNP Enterprises                                          1,500                         56,906
      Unicom Corp                                              2,800                        107,975
---------------------------------------------------------------------------------------------------
                                                                                          1,775,488
---------------------------------------------------------------------------------------------------
8.05  NATURAL GAS
      Coastal Corp                                             2,500                         87,344
      Columbia Energy Group                                    1,400                         80,850
      Dynegy Inc                                               4,000               $         43,750
      Enron Corp                                               1,200                         68,475
      New Jersey Resources                                     1,500                         59,250
      ONEOK Inc                                                1,350                         48,769
      TransCanada PipeLines Ltd                                3,400                         50,150
      Williams Cos                                             4,100                        127,869
---------------------------------------------------------------------------------------------------
                                                                                            566,457
---------------------------------------------------------------------------------------------------
34.26 TELEPHONE
      ALLTEL Corp                                              2,200                        131,588
      Ameritech Corp                                           3,640                        230,685
      Bell Atlantic                                            3,834                        203,202
      BellSouth Corp                                           4,540                        226,432
      Century Telephone Enterprises                            2,800                        189,000
      Cincinnati Bell                                          5,400                        204,187
      COLT Telecom Group PLC Sponsored
        ADR Representing 4 Ord Shrs(a)                         3,800                        227,525
      GTE Corp                                                 2,650                        172,250
      Intermedia Communications(a)                             5,000                         86,250
      MetroNet Communications Class B
        Non-Voting Shrs(a)                                     6,000                        201,000
      SBC Communications                                       4,100                        219,863
      Telefonica de Espana SA Sponsored
        ADR Representing 3 Ord Shrs                            1,112                        150,510
      US WEST                                                  2,600                        168,025
---------------------------------------------------------------------------------------------------
                                                                                          2,410,517
---------------------------------------------------------------------------------------------------
         TOTAL UTILITIES                                                                  4,752,462
---------------------------------------------------------------------------------------------------
     TOTAL COMMON STOCKS (Cost $4,241,711)                                                6,179,874
---------------------------------------------------------------------------------------------------
12.18 SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
      Repurchase  Agreement  with State Street dated
      12/31/1998  due 1/4/1999 at
      4.850%,  repurchased at $857,462
      (Collateralized by US Treasury Bonds due
      11/15/2015 at 9.875%, value $881,333)
      (Cost $857,000)                                $       857,000                        857,000
---------------------------------------------------------------------------------------------------
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
     (Cost $5,098,711)(b)                                                          $      7,036,874
===================================================================================================
(a) Security is non-income producing.
(b) Also represents cost for income tax purposes.
(c) Securities  are  acquired  pursuant  to Rule  144A.  The  Fund  deems  such securities to be "liquid" since an institutional market exists.
(d) Step-up bonds are obligations which increase the interest payment rate at a specified point in time. Rate shown reflects current rate which may step up at a future date.

(e) Security is a payment-in-kind (PIK) security. PIK securities may make interest payments in additional securities.
(f) Security is a When-Issued security.
(g) Security has been designated as collateral for When-Issued  securities.
(h) Security has no market value at December 31, 1998.

See Notes to Financial Statements


                     INVESCO Variable Investment Funds, Inc.
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1998

                                                                                                 HEALTH           HIGH
                                                            GROWTH           DYNAMICS          SCIENCES          YIELD
                                                              FUND               FUND              FUND           FUND
-------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
 At Cost(a)                                         $      255,952    $       217,550    $    2,119,610  $    45,008,832
=========================================================================================================================
 At Value(a)                                        $      355,168    $       277,542    $    2,523,351  $    41,888,583
Cash                                                        17,227             32,345            10,415                0
Receivables:
 Investment Securities Sold                                      0                  0                 0            9,690
 Fund Shares Sold                                                0                  0                 0          623,951
 Dividends and Interest                                        325                177             1,192          672,701
Prepaid Expenses and Other Assets                              161                161               227            1,456
-------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                               372,881            310,225         2,535,185       43,196,381
------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payables:
 Custodian                                                       0                  0                 0          475,095
 Investment Securities Purchased                                 0                  0           145,252          490,000
 Fund Shares Repurchased                                         0                  0            10,331          200,333
Accrued Expenses and Other Payables                          1,997              2,009             1,993            5,363
-------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                            1,997              2,009           157,576        1,170,791
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                 $      370,884    $       308,216    $    2,377,609  $    42,025,590
=========================================================================================================================
NET ASSETS
Paid-in Capital(b)                                  $      258,380    $       252,344    $    1,982,521  $    45,508,679
Accumulated Undistributed
  (Distributions in Excess of) Net Investment Income             0                 (2)              277            6,969
Accumulated Undistributed Net Realized Gain
  (Loss) on Investment Securities and
  Foreign Currency Transactions                             13,288             (4,118)           (8,930)        (369,809)
Net Appreciation (Depreciation) of Investment
  Securities and Foreign Currency Transactions              99,216             59,992           403,741       (3,120,249)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                 $      370,884   $        308,216   $     2,377,609  $    42,025,590
=========================================================================================================================
Shares Outstanding                                          25,600             25,363           155,482        3,715,450
NET ASSET VALUE, Offering and Redemption
  Price per Share                                   $        14.49   $          12.15   $         15.29  $         11.31
=========================================================================================================================

(a) Investment securities at cost and value at December 31, 1998 include repurchase agreements of $337,000 and $1,883,000 for Health Sciences and High Yield Funds, respectively.

(b) The Fund has one billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual Fund.

See Notes to Financial Statements





                                INVESCO Variable Investment Funds, Inc.
                            STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
                                           December 31, 1998
                                                                                                 SMALL
                                                            INDUSTRIAL                         COMPANY
                                                                INCOME       REALTY             GROWTH            TECHNOLOGY
                                                                  FUND         FUND               FUND                  FUND
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
 At Cost(a)                                         $      50,551,044  $    406,420      $   1,004,946    $        1,314,161
=============================================================================================================================
 At Value(a)                                        $      60,597,716  $    396,739      $   1,155,247    $        1,588,425

Cash                                                                0        45,186                105                   758
Receivables:
 Investment Securities Sold                                         0             0                  0                 7,888
 Fund Shares Sold                                             297,445        56,460                199                18,460
 Dividends and Interest                                       219,325         4,153                 39                   409
Prepaid Expenses and Other Assets                               1,998           126                177                   207
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                               61,116,484       502,664          1,155,767             1,616,147
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payables:
 Custodian                                                     45,917             0                  0                     0
 Investment Securities Purchased                              713,138             0            107,261                36,620
 Fund Shares Repurchased                                        7,063             0             10,319                   257
Accrued Expenses and Other Payables                             4,848         1,242              2,081                 2,031
-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                             770,966         1,242            119,661                38,908
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                 $      60,345,518  $    501,422      $   1,036,106    $        1,577,239
=============================================================================================================================
NET ASSETS
Paid-in Capital(b)                                  $      49,837,055  $    573,473      $     928,217    $        1,394,003
Accumulated Undistributed (Distributions
  in Excess of) Net Investment Income                          49,995         6,159                  0                    (3)
Accumulated Undistributed Net Realized Gain (Loss)
  on Investment Securities and
  Foreign Currency Transactions                               411,796       (68,529)           (42,412)              (91,025)
Net Appreciation (Depreciation) of Investment
  Securities and Foreign Currency Transactions             10,046,672        (9,681)           150,301               274,264
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                 $      60,345,518  $    501,422      $   1,036,106    $        1,577,239
=============================================================================================================================
Shares Outstanding                                          3,243,059        60,980             89,981               109,960
NET ASSET VALUE, Offering and Redemption
  Price per Share                                   $           18.61  $       8.22      $       11.51    $            14.34
=============================================================================================================================

(a) Investment securities at cost and value at December 31, 1998 include repurchase agreements of $3,159,000, $216,000 and $206,000 for Industrial
     Income, Small Company Growth and Technology Funds, respectively.


(b) The Fund has one billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual Fund.

See Notes to Financial Statements

                     INVESCO Variable Investment Funds, Inc.
                 STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
                                December 31, 1998

                                                         TOTAL
                                                        RETURN        UTILITIES
                                                          FUND             FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
 At Cost(a)                                 $       29,953,156  $     5,098,711
================================================================================
 At Value(a)                                $       35,040,168  $     7,036,874
Cash                                                    13,831            5,278
Receivables:
 Investment Securities Sold                            152,500                0
 Fund Shares Sold                                      233,066           15,635
 Dividends and Interest                                197,305           13,653
Prepaid Expenses and Other Assets                        1,213              304
--------------------------------------------------------------------------------
TOTAL ASSETS                                        35,638,083        7,071,744
--------------------------------------------------------------------------------
LIABILITIES
Payables:
 Investment Securities Purchased                             0           73,060
 Fund Shares Repurchased                                 2,492              197
Accrued Expenses and Other Payables                      5,525            5,834
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                        8,017           79,091
--------------------------------------------------------------------------------
NET ASSETS AT VALUE                         $       35,630,066  $     6,992,653
================================================================================
NET ASSETS
Paid-in Capital(b)                          $       30,416,968  $     5,053,048
Accumulated Undistributed Net Investment Income         23,680            6,249
Accumulated Undistributed Net Realized Gain
  (Loss) on Investment Securities and
  Foreign Currency Transactions                        102,406           (5,002)
Net Appreciation of Investment Securities
  and Foreign Currency Transactions                  5,087,012        1,938,358
--------------------------------------------------------------------------------
NET ASSETS AT VALUE                         $       35,630,066  $     6,992,653
================================================================================
Shares Outstanding                                   2,149,126          393,365
NET ASSET VALUE, Offering and
  Redemption Price per Share                $            16.58  $         17.78
================================================================================

(a) Investment securities at cost and value at December 31, 1998 include repurchase agreements of $3,182,000 and $857,000 for Total Return and Utilities Funds, respectively.

(b) The Fund has one billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual Fund.

See Notes to Financial Statements



                             INVESCO Variable Investment Funds, Inc.
                                     STATEMENT OF OPERATIONS
                                  Year Ended December 31, 1998

                                                                                        HEALTH          HIGH
                                                               GROWTH     DYNAMICS     SCIENCES        YIELD
                                                                 FUND          FUND        FUND         FUND
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                  $    4,012    $   1,047    $   9,970  $    23,840
Interest                                                            0           13        9,244    3,659,470
 Foreign Taxes Withheld                                           (48)         (16)        (243)           0
-------------------------------------------------------------------------------------------------------------
 TOTAL INCOME                                                   3,964        1,044       18,971    3,683,310
-------------------------------------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees                                        2,589        1,652        9,945      224,864
Transfer Agent Fees                                             5,000        5,000        5,000        5,000
Administrative Fees                                            10,047       10,042       11,874       26,312
Custodian Fees and Expenses                                     1,225        1,657        6,060       14,114
Directors' Fees and Expenses                                    4,255        8,757        8,791       10,190
Organization Expenses                                               0            0            0        3,682
Professional Fees and Expenses                                 13,395       13,393       13,963       22,827
Registration Fees and Expenses                                      5            5            5           45
Reports to Shareholders                                            61           61          182        2,027
Other Expenses                                                    255          224          377        8,462
-------------------------------------------------------------------------------------------------------------
 TOTAL EXPENSES                                                36,832       40,791       56,197      317,523
 Fees and Expenses Absorbed by Investment Adviser             (32,023)     (36,773)     (39,165)           0
 Fees and Expenses Paid Indirectly                               (621)      (1,216)      (2,717)      (7,595)
-------------------------------------------------------------------------------------------------------------
     NET EXPENSES                                               4,188        2,802       14,315      309,928
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                     (224)      (1,758)       4,656    3,373,382
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED  GAIN
  (LOSS) ON INVESTMENT  SECURITIES
Net Realized Gain (Loss) on Investment Securities
  and Foreign Currency Transactions                            22,394       (4,118)      63,995      694,287
Change in Net Appreciation (Depreciation) of
  Investment Securities and Foreign Currency
  Transactions                                                 81,686       55,876      369,979   (3,509,648)
-------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENT
  SECURITIES AND FOREIGN CURRENCY
  TRANSACTIONS                                                104,080       51,758      433,974   (2,815,361)
-------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                 $  103,856    $  50,000    $ 438,630  $   558,021
=============================================================================================================
See Notes to Financial Statements



                                  INVESCO Variable Investment Funds, Inc.
                                    STATEMENT OF OPERATIONS (CONTINUED)
                                 Period Ended December 31, 1998 (Note 1)

                                                                                   SMALL
                                                      INDUSTRIAL                 COMPANY
                                                          INCOME      REALTY      GROWTH        TECHNOLOGY
                                                            FUND        FUND        FUND              FUND
-----------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
INCOME
Dividends                                           $   592,218  $    17,456   $     296       $      850
Interest                                                872,421          215         529            6,311
 Foreign Taxes Withheld                                  (1,676)           0           0                0
-----------------------------------------------------------------------------------------------------------
 TOTAL INCOME                                         1,462,963       17,671         825            7,161
-----------------------------------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees                                377,741        2,558       2,726            5,670
Transfer Agent Fees                                       5,000        3,750       5,000            5,000
Administrative Fees                                      25,519        7,669      10,192           11,005
Custodian Fees and Expenses                              15,885        2,939       4,552            4,566
Directors' Fees and Expenses                             10,778            0       8,760            8,770
Organization Expenses                                     3,682            0           0                0
Professional Fees and Expenses                           25,191        5,452      14,213           13,943
Registration Fees and Expenses                               45            5           5                5
Reports to Shareholders                                   2,977        1,704         387              182
Other Expenses                                            5,319          204         224              309
-----------------------------------------------------------------------------------------------------------
 TOTAL EXPENSES                                         472,137       24,281      46,059           49,450
 Fees and Expenses Absorbed by Investment Adviser          (245)     (18,881)    (39,139)         (38,752)
 Fees and Expenses Paid Indirectly                       (7,095)      (1,768)     (2,743)          (2,472)
-----------------------------------------------------------------------------------------------------------
     NET EXPENSES                                       464,797        3,632       4,177            8,226
-----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                            998,166       14,039      (3,352)          (1,065)
-----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED  GAIN
  (LOSS) ON INVESTMENT  SECURITIES
Net Realized Gain (Loss) on Investment Securities
   and Foreign Currency Transactions                  1,862,509      (66,609)    (41,761)         (90,677)
Change in Net Appreciation (Depreciation) of
   Investment Securities and Foreign Currency
   Transactions                                       4,286,624       (9,681)    152,667          291,455
-----------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENT
   SECURITIES AND FOREIGN CURRENCY
   TRANSACTIONS                                       6,149,133      (76,290)    110,906          200,778
-----------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                  $ 7,147,299  $   (62,251)  $ 107,554       $  199,713
===========================================================================================================
See Notes to Financial Statements

                     INVESCO Variable Investment Funds, Inc.
                       STATEMENT OF OPERATIONS (CONTINUED)
                          Year Ended December 31, 1998

                                                         TOTAL
                                                        RETURN        UTILITIES
                                                          FUND             FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                   $          398,809  $       121,653
Interest                                               633,673           29,349
 Foreign Taxes Withheld                                 (7,582)          (2,322)
--------------------------------------------------------------------------------
 TOTAL INCOME                                        1,024,900          148,680
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees                               219,888           32,195
Transfer Agent Fees                                      5,000            5,000
Administrative Fees                                     19,501           11,535
Custodian Fees and Expenses                             10,285            6,356
Directors' Fees and Expenses                             9,914            8,968
Organization Expenses                                    3,682            3,682
Professional Fees and Expenses                          21,515           16,693
Registration Fees and Expenses                              44               45
Reports to Shareholders                                  2,742            1,113
Other Expenses                                           3,888              730
--------------------------------------------------------------------------------
 TOTAL EXPENSES                                        296,459           86,317
 Fees and Expenses Absorbed by Investment Adviser         (196)         (28,048)
 Fees and Expenses Paid Indirectly                      (4,677)          (2,944)
--------------------------------------------------------------------------------
     NET EXPENSES                                      291,586           55,325
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                  733,314           93,355
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED  GAIN
  (LOSS) ON INVESTMENT  SECURITIES
Net Realized Gain (Loss) on Investment Securities and
  Foreign Currency Transactions                        765,809           (4,109)
Change in Net Appreciation of Investment Securities
  and Foreign Currency Transactions                  1,112,812        1,193,668
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENT SECURITIES
  AND FOREIGN CURRENCY TRANSACTIONS                  1,878,621        1,189,559
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS  $        2,611,935  $     1,282,914

See Notes to Financial Statements


                     INVESCO Variable Investment Funds, Inc.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                  GROWTH FUND                   DYNAMICS FUND
                                                               Year        Period             Year         Period
                                                              Ended         Ended            Ended          Ended
                                                        December 31   December 31      December 31    December 31
-------------------------------------------------------------------------------------------------------------------
                                                               1998          1997             1998           1997
                                                                              (Note 1)                     (Note 1)
OPERATIONS
Net Investment Income (Loss)                             $    (224)    $    1,333     $    (1,758)       $     586
Net Realized Gain (Loss) on Investment Securities
  and Foreign Currency Transactions                         22,394         (1,636)         (4,118)           3,715
Change in Net Appreciation of Investment
  Securities and Foreign Currency Transactions              81,686         17,530          55,876            4,116
-------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                 103,856         17,227          50,000            8,417
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                       (1,109)             0            (587)               0
In Excess of Net Investment Income                            (227)             0               0                0
Net Realized Gain on Investment Securities and
  Foreign Currency Transactions                             (7,300)             0          (3,715)               0
-------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                         (8,636)             0          (4,302)               0
-------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                                  801        250,000             799          250,000
Reinvestment of Distributions                                8,636              0           4,302                0
-------------------------------------------------------------------------------------------------------------------
                                                             9,437        250,000           5,101          250,000
Amounts Paid for Repurchases of Shares                           0         (2,000)              0          ( 2,000)
-------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS      9,437        248,000           5,101          248,000
-------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                               104,657        265,227          50,799          256,417
NET ASSETS
Initial Subscription (Note 1)                                    0          1,000               0            1,000
Beginning of Period                                        266,227              0         257,417                0
-------------------------------------------------------------------------------------------------------------------
End of Period                                            $ 370,884     $  266,227     $   308,216        $ 257,417
===================================================================================================================

Accumulated Undistributed (Distributions in Excess of)
  Net Investment Income Included in Net Assets at
  End of Period                                          $       0     $    1,333     $       (2)        $     586

         ----------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS
Initial Subscription (Note 1)                                    0            100              0               100
Shares Sold                                                     61         25,000             74            25,000
Shares Issued from Reinvestment of Distributions               634              0            393                 0
-------------------------------------------------------------------------------------------------------------------
                                                               695         25,100            467            25,100
Shares Repurchased                                               0           (195)             0              (204)
-------------------------------------------------------------------------------------------------------------------
NET INCREASE IN FUND SHARES                                    695         24,905            467            24,896
===================================================================================================================
See Notes to Financial Statements




                                INVESCO Variable Investment Funds, Inc.
                           STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                              HEALTH SCIENCES FUND
                                                               Year        Period
                                                              Ended         Ended            HIGH YIELD FUND
                                                        December 31   December 31         Year Ended December 31
-------------------------------------------------------------------------------------------------------------------
                                                               1998          1997               1998          1997
                                                                          (Note 1)
OPERATIONS
Net Investment Income                                    $    4,656    $    3,759     $    3,373,382  $  1,702,625
Net Realized Gain (Loss) on Investment Securities
  and Foreign Currency Transactions                          63,995       (16,056)           694,287     1,351,668
Change in Net Appreciation (Depreciation) of
  Investment Securities and Foreign Currency
  Transactions                                              369,979        33,763         (3,509,648)       69,593
-------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                  438,630        21,466            558,021     3,123,886
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                        (4,154)            0         (3,379,839)   (1,687,001)
Net Realized Gain on Investment Securities and
  Foreign Currency Transactions                             (47,939)            0           (797,161)   (1,250,049)
In Excess of Net Realized Gain on
  Investment Securities and Foreign Currency
  Transactions                                              (13,061)            0           (380,864)            0
-------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                         (65,154)            0         (4,557,864)   (2,937,050)
-------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                             5,323,628       890,308         39,772,368    33,849,922
Reinvestment of Distributions                                65,154             0          4,557,864     2,937,050
-------------------------------------------------------------------------------------------------------------------
                                                          5,388,782       890,308         44,330,232    36,786,972
Amounts Paid for Repurchases of Shares                   (3,807,607)     (489,816)       (29,185,713)  (20,131,245)
-------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS   1,581,175       400,492         15,144,519    16,655,727
-------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                              1,954,651       421,958         11,144,676    16,842,563
NET ASSETS
Initial Subscription (Note 1)                                     0         1,000                  0             0
Beginning of Period                                         422,958             0         30,880,914    14,038,351
-------------------------------------------------------------------------------------------------------------------
End of Period                                            $2,377,609    $  422,958     $   42,025,590  $ 30,880,914
===================================================================================================================
Accumulated Undistributed Net Investment
  Income Included in Net Assets at End
  of Period                                              $     277     $    3,759     $        6,969  $     24,007

                                 -------------------------------------------------------------
FUND SHARE TRANSACTIONS
Initial Subscription (Note 1)                                    0            100                  0             0
Shares Sold                                                403,110         85,755          3,145,683     2,645,545
Shares Issued from Reinvestment of Distributions             4,472              0            401,574       236,097

-------------------------------------------------------------------------------------------------------------------
                                                           407,582         85,855          3,547,257     2,881,642
Shares Repurchased                                        (290,418)       (47,537)        (2,310,193)   (1,594,764)
-------------------------------------------------------------------------------------------------------------------
NET INCREASE IN FUND SHARES                                117,164         38,318          1,237,064     1,286,878
===================================================================================================================
See Notes to Financial Statements


                     INVESCO Variable Investment Funds, Inc.
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                             REALTY FUND
                                                         INDUSTRIAL INCOME FUND             Period Ended
                                                         Year Ended December 31              December 31
----------------------------------------------------------------------------------------------------------
                                                              1998         1997                       1998
                                                                                                  (Note 1)

OPERATIONS
Net Investment Income                               $      998,166  $   650,284             $      14,039
Net Realized Gain (Loss) on Investment Securities
  and Foreign Currency Transactions                      1,862,509    2,766,021                   (66,609)
Change in Net Appreciation (Depreciation) of
  Investment Securities and Foreign
  Currency Transactions                                  4,286,624    3,726,765                    (9,681)
----------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                        7,147,299    7,143,070                   (62,251)
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                     (976,679)    (621,902)                   (9,800)
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                     (2,014,499)  (2,199,803)                        0
----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                     (2,991,178)  (2,821,705)                   (9,800)
----------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                           24,505,640   27,309,883                   604,356
Reinvestment of Distributions                            2,989,373    2,821,705                     9,800
----------------------------------------------------------------------------------------------------------
                                                        27,495,013   30,131,588                   614,156
Amounts Paid for Repurchases of Shares                 (11,399,085) (16,701,751)                  (41,683)
----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                               16,095,928   13,429,837                   572,473
----------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                            20,252,049   17,751,202                   500,422
NET ASSETS
Initial Subscription (Note 1)                                    0           0                      1,000
Beginning of Period                                     40,093,469   22,342,267                         0
----------------------------------------------------------------------------------------------------------
End of Period                                       $   60,345,518  $40,093,469             $     501,422
==========================================================================================================
Accumulated Undistributed Net Investment
  Income Included in Net Assets at End of
  Period                                            $       49,995  $    28,673             $       6,159

                     -------------------------------------------------------------
FUND SHARE TRANSACTIONS
Initial Subscription (Note 1)                                    0            0                       100
Shares Sold                                              1,350,082    1,689,472                    64,719
Shares Issued from Reinvestment of Distributions           167,472      169,076                     1,223
----------------------------------------------------------------------------------------------------------
                                                         1,517,554    1,858,548                    66,042
Shares Repurchased                                        (627,712)  (1,064,382)                   (5,062)
----------------------------------------------------------------------------------------------------------
NET INCREASE IN FUND SHARES                                889,842      794,166                    60,980

See Notes to Financial Statements


                     INVESCO Variable Investment Funds, Inc.
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                 SMALL COMPANY GROWTH FUND                        TECHNOLOGY FUND
                                                        Year       Period                           Year       Period
                                                       Ended       Ended                          Ended         Ended
                                                 December 31  December 31                   December 31   December 31
-----------------------------------------------------------------------------------------------------------------------
                                                        1998         1997                          1998          1997
                                                                  (Note 1)                                    (Note 1)
OPERATIONS
Net Investment Income (Loss)                    $     (3,352) $       480              $         (1,065) $      1,686
Net Realized Gain (Loss) on
  Investment Securities and Foreign
  Currency Transactions                              (41,761)        (551)                      (90,677)        5,637
Change in Net Appreciation (Depreciation)
  of Investment Securities and Foreign
  Currency Transactions                              152,667       (2,366)                      291,455       (17,191)
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                     107,554       (2,437)                      199,713        (9,868)
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                      0            0                          (621)            0
In Excess of Net Investment Income                      (579)           0                        (1,061)            0
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                        0            0                        (6,100)            0
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                     (579)           0                        (7,782)            0
-----------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                        775,372      249,999                     4,805,752     1,391,792
Reinvestment of Distributions                            579            0                         7,782             0
-----------------------------------------------------------------------------------------------------------------------
                                                     775,951      249,999                     4,813,534     1,391,792
Amounts Paid for Repurchases of Shares               (93,382)      (2,000)                   (3,842,652)     (968,498)
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                       682,569      247,999                       970,882       423,294
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                         789,544      245,562                     1,162,813       413,426
NET ASSETS
Initial Subscription (Note 1)                              0        1,000                             0         1,000
Beginning of Period                                  246,562            0                       414,426             0
-----------------------------------------------------------------------------------------------------------------------
End of Period                                   $  1,036,106  $   246,562              $      1,577,239  $    414,426
=======================================================================================================================
Accumulated Undistributed (Distributions
  in Excess of) Net Investment Income
  Included in Net Assets at End of Period       $         0   $       580              $             (3) $      1,686

                           -------------------------------------------------------------
FUND SHARE TRANSACTIONS
Initial Subscription (Note 1)                             0           100                             0           100
Shares Sold                                          74,069        25,000                       383,014       122,765
Shares Issued from Reinvestment of Distributions         55             0                           607             0
-----------------------------------------------------------------------------------------------------------------------
                                                     74,124        25,100                       383,621       122,865
Shares Repurchased                                   (9,027)         (216)                     (309,738)      (86,788)
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE IN FUND SHARES                          65,097        24,884                        73,883        36,077
=======================================================================================================================

See Notes to Financial Statements



                     INVESCO Variable Investment Funds, Inc.
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                             Year Ended December 31

                                                               TOTAL RETURN FUND                 UTILITIES FUND
-----------------------------------------------------------------------------------------------------------------
                                                                1998            1997          1998          1997
OPERATIONS
Net Investment Income                                  $     733,314    $    514,521    $   93,355  $     95,237
Net Realized Gain (Loss) on Investment Securities
  and Foreign Currency Transactions                          765,809         208,618        (4,109)       27,459
Change in Net Appreciation of Investment Securities
  and Foreign Currency Transactions                        1,112,812       2,541,805     1,193,668       643,128
-----------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                 2,611,935       3,264,944     1,282,914       765,824
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                       (715,045)       (465,401)      (90,004)      (91,300)
Net Realized Gain on Investment Securities and
  Foreign Currency Transactions                             (742,991)       (109,339)       (9,475)      (13,881)
In Excess of Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                                0               0        (4,527)            0
-----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                       (1,458,036)       (574,740)     (104,006)     (105,181)
-----------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                             16,770,585      17,640,610     2,414,172     2,682,154
Reinvestment of Distributions                              1,458,036         574,740       104,006       105,181
-----------------------------------------------------------------------------------------------------------------
                                                          18,228,621      18,215,350     2,518,178     2,787,335
Amounts Paid for Repurchases of Shares                    (7,020,045)    (11,151,066)   (1,292,282)   (1,520,377)
-----------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS   11,208,576       7,064,284     1,225,896     1,266,958
-----------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                              12,362,475       9,754,488     2,404,804     1,927,601
NET ASSETS
Beginning of Period                                       23,267,591      13,513,103     4,587,849     2,660,248
-----------------------------------------------------------------------------------------------------------------
End of Period                                          $  35,630,066    $ 23,267,591    $6,992,653  $  4,587,849
=================================================================================================================
Accumulated Undistributed Net Investment
  Income Included in Net Assets at End of
  Period                                               $      23,680    $      5,271    $    6,249  $      2,424

                        -------------------------------------------------------------
FUND SHARE TRANSACTIONS
Shares Sold                                                1,020,295       1,194,193       152,400       203,031
Shares Issued from Reinvestment of Distributions              89,450          37,056         6,183         7,481
-----------------------------------------------------------------------------------------------------------------
                                                           1,109,745       1,231,249       158,583       210,512
Shares Repurchased                                          (432,444)       (782,443)      (83,915)     (114,385)
-----------------------------------------------------------------------------------------------------------------
NET INCREASE IN FUND SHARES                                  677,301         448,806        74,668        96,127
=================================================================================================================
See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. (the "Fund") is incorporated in Maryland and presently consists of ten separate Funds: Growth Fund, Dynamics Fund, Health Sciences Fund, High Yield Fund, Industrial Income Fund, Realty Fund, Small Company Growth Fund, Technology Fund, Total Return Fund and Utilities Fund. On August 4, 1998, the board of directors of the Fund approved a name change for each separate Fund from Portfolio to Fund. The investment objectives of the Funds are: To seek long-term capital growth for Growth and Small Company Growth Funds; to seek appreciation of capital for Dynamics Fund; to seek capital appreciation and income on securities principally engaged in specific business sectors for Health Sciences, Realty and Technology Funds; to seek a high level of current income by investing primarily in lower rated bonds, other debt securities and preferred stock for High Yield Fund; to seek the best possible current income for Industrial Income Fund; to seek a high total return on investment through capital appreciation and current income for Total Return Fund; and to seek capital appreciation and income on securities of companies principally engaged in public utilities for Utilities Fund. Growth, Dynamics and Small Company
Growth Funds commenced investment operations on August 25, 1997. Health Sciences, Realty and Technology Funds commenced investment operations on May 22, 1997, April 1, 1998 and May 21, 1997, respectively. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A.SECURITY  VALUATION  --  Equity  securities  traded  on  national   securities
  exchanges or in the over-the- counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
    Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.
    Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
    If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.
    Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
    Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B.WHEN-ISSUED SECURITIES -- When-issued securities held by the Fund are fully collateralized by other securities which are notated in the Statement of Investment Securities. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the when-issued securities.

C.REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

D.SECURITY  TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security  transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S dollars at rates of exchange prevailing when accrued. Interest on payment-in-kind debt securities is accrued based on the yield to maturity at purchase date based on the effective interest method.
   Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.
    The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.
    High Yield Fund invests primarily in high yield bonds, some of which may be rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.
    A fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.
    Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the US. Government.

E.FEDERAL AND STATE TAXES -- The Fund has  complied,  and  continues  to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At December 31, 1998, Dynamics, Realty, Small Company Growth, Technology and Utilities Funds had $1,818, $30,852, $39,306, $85,392 and $5,000, respectively, in net capital loss carryovers which expire in the year 2006 and Small Company Growth Fund had $555 in net capital loss carryovers which expire in the year 2005.
    Dynamics, High Yield, Realty and Small Company Growth Funds incurred and elected to defer post-October 31 net capital losses of $2,300, $369,771, $15,053 and $121, respectively, to the year ended December 31, 1999. To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.

    Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes,
  taxable  as  ordinary   income  to   shareholders.   Of  the  ordinary  income
  distributions   declared  for  the  year  ended  December  31,  1998,  amounts qualifying for the dividends received deduction available to the Fund's corporate shareholders were as follows:
                                                                     Qualifying
  Fund                                                               Percentage
--------------------------------------------------------------------------------
  Growth Fund                                                            12.82%
  Dynamics Fund                                                           9.77%
  Health Sciences Fund                                                    1.58%
  High Yield Fund                                                         0.37%
  Industrial Income Fund                                                 29.90%
  Realty Fund                                                            13.31%
  Small Company Growth Fund                                              34.66%
  Technology Fund                                                         2.34%
  Total Return Fund                                                      42.54%
  Utilities Fund                                                         86.54%

    Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

F.DIVIDENDS AND  DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date.
   The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, market discounts, amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.
    For the period ended December 31, 1998, the effects of such differences were as follows:
                                                  Accumulated
                                 Accumulated      Undistributed
                               Undistributed       Net Realized
                                         Net            Gain on
                                  Investment         Investment        Paid-in
  Fund                                Income         Securities        Capital
--------------------------------------------------------------------------------
  Growth Fund                    $       227    $         (170)     $       (57)
  Dynamics Fund                        1,757                 0           (1,757)
  Health Sciences Fund                (3,984)            4,131             (147)
  High Yield Fund                    (10,581)           11,055             (474)
  Industrial Income Fund                (165)              165                0
  Realty Fund                          1,920            (1,920)               0
  Small Company Growth Fund            3,351                 0           (3,351)
  Technology Fund                      1,058               115           (1,173)
  Total Return Fund                      140              (260)             120
  Utilities Fund                         474              (474)               0

    Net investment income, net realized gains and net assets were not affected.

G.ORGANIZATION   COSTS  --  In  accordance   with  Statement  of  Position  98-5
  "Reporting on the Costs of Start-Up Activities", organization costs of $73,640 advanced by INVESCO Funds Group, Inc. ("IFG") for High Yield, Industrial Income, Total Return and Utilities Funds are amortized and are payable on a straight-line basis over a sixty-month period from the date the Fund commenced operations. IFG has agreed that if it redeems any of its initially acquired shares of the Fund during the five years from the date the Fund commenced operations, the proceeds payable to it in respect of such shares will be reduced by a pro rata share of the Fund's unamortized organization costs.

H.EXPENSES -- Each of the Funds bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses, based on the relative net assets of each Fund.
    Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. IFG serves as the Funds' investment adviser. As compensation for its services to each Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                                             AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------
                                 $0 to      $0 to   $350 to   $500 Million     Over         Over
                                  $350       $500     $700           to $1     $700           $1
Fund                           Million    Million  Million         Billion  Million      Billion
--------------------------------------------------------------------------------------------------
Dynamics Fund                  0.60%           --    0.55%              --    0.50%           --
Health Sciences Fund           0.75%           --    0.65%              --    0.55%           --
High Yield Fund                  --         0.60%       --           0.55%       --        0.45%
Industrial Income Fund           --         0.75%       --           0.65%       --        0.55%
Realty Fund                      --         0.90%       --           0.75%       --        0.65%
Small Company Growth Fund      0.75%           --    0.65%              --    0.55%           --
Technology Fund                0.75%           --    0.65%              --    0.55%           --
Total Return Fund                 --        0.75%       --           0.65%       --        0.55%
Utilities Fund                    --        0.60%       --           0.55%       --        0.45%

  The fee for Growth Fund is based on the annual rate of 0.85% of average net assets.
  In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of Growth, Dynamics, Health Sciences, High Yield, Industrial Income, Small Company Growth, Technology and Utilities Funds were made by ITC. Fees for such sub-advisory services were paid by IFG. Effective February 4, 1998, such responsibilities were transferred to IFG. A separate Sub-Advisory Agreement between IFG and INVESCO Realty Advisors, Inc. ("IRAI"), an affiliate of IFG, provides that investment decisions of Realty Fund are made by IRAI. A separate Sub-Advisory Agreement between IFG and INVESCO Capital Management, Inc. ("ICM"), an affiliate of IFG, provides that investment decisions of Total Return Fund are made by ICM. Fees for such sub-advisory services are paid by IFG.
  IFG receives a transfer agent fee of $5,000 per Fund per year. The fee is paid monthly at one-twelfth of the annual fee.
   In accordance with an Administrative Agreement, each Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.015% of average net assets plus, effective July 6, 1998, an additional amount computed at an annual rate of 0.25% of gross new sales (the "Incremental Fees") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fees to other companies that assist in providing the services.
  IFG has voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by each Fund.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the period ended December 31, 1998, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

Fund                                               Purchases              Sales
--------------------------------------------------------------------------------
Growth Fund                                $         231,618     $      244,969
Dynamics Fund                                        140,015            160,368
Health Sciences Fund                               2,680,748          1,271,071
High Yield Fund                                  100,962,280         87,854,859
Industrial Income Fund                            47,951,159         34,692,790
Realty Fund                                        1,176,846            703,817
Small Company Growth Fund                            912,432            326,696
Technology Fund                                    2,243,353          1,500,032
Total Return Fund                                 10,394,828          1,858,163
Utilities Fund                                     2,571,332          1,720,301

  For the year ended December 31, 1998, the aggregate cost of purchases and proceeds from sales of U.S. Government securities for Total Return Fund were $4,577,872 and $2,790,063, respectively. There were no purchases or sales of U.S. Government securities in any other Fund.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At December 31, 1998, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation (depreciation) by Fund were as follows:

                                                                           Net
                                     Gross         Gross          Appreciation
Fund                          Appreciation  Depreciation         (Depreciation)
--------------------------------------------------------------------------------
Growth Fund                $       100,075   $     1,430        $       98,645
Dynamics Fund                       88,436        28,444                59,992
Health Sciences Fund               395,801           990               394,811
High Yield Fund                    381,282     3,505,794            (3,124,512)
Industrial Income Fund          11,449,197     1,403,058            10,046,139
Realty Fund                          6,534        38,839               (32,305)
Small Company Growth Fund          159,673        11,801               147,872
Technology Fund                    280,365        11,735               268,630
Total Return Fund                6,325,651     1,240,594             5,085,057
Utilities Fund                   2,002,770        64,607             1,938,163

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG, ICM or IRAI.
  The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement.
 Benefits under this plan were based on an annual rate equal to 40% of the retainer fee at the time of retirement. As of July 1, 1998, benefits are based on an annual rate of 50% of the sum of the retainer fee at the time of retirement plus the annual meeting fee.

  Pension expenses for the period ended December 31, 1998, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:


                                                      Unfunded
                                     Pension           Accrued          Pension
Fund                                 Expenses      Pension Costs      Liability
--------------------------------------------------------------------------------
Growth Fund                          $       1         $       7      $       8
Dynamics Fund                                1                 5              6
Health Sciences Fund                         6                47             53
High Yield Fund                            493               738          1,524
Industrial Income Fund                     745             1,064          2,245
Small Company Growth Fund                    1                 9             10
Technology Fund                              2                16             19
Total Return Fund                          417               643          1,363
Utilities Fund                              81               107            217

  Pension expenses, unfunded accrued pension costs and pension liability were insignificant for Realty Fund.

  The independent directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of selected INVESCO Funds. The deferred amounts are being invested in the shares of certain of the INVESCO and Treasurer's Series Trust Funds.

NOTE 6 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At December 31, 1998, there were no such borrowings.

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Shareholders of INVESCO Variable Investment Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting INVESCO Variable Investment Funds, Inc. (the "Fund") at December 31, 1998, the results of each of their operations for each of the periods indicated, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP

/s/PricewaterhouseCoopers LLP
-------------------------------
Denver, Colorado
January 29, 1999

                     INVESCO Variable Investment Funds, Inc.
                       FINANCIAL HIGHLIGHTS -- GROWTH FUND
              (For a Fund Share Outstanding Throughout Each Period)
                                                             Year        Period
                                                            Ended         Ended
                                                      December 31   December 31
--------------------------------------------------------------------------------
                                                             1998       1997(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                   $  10.69    $ 10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                 0.00       0.05
Net Gains on Securities (Both Realized and Unrealized)       4.14       0.64
--------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                             4.14       0.69
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                         0.04       0.00
In Excess of Net Investment Income                           0.01       0.00
Distributions from Capital Gains                             0.29       0.00
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                          0.34       0.00
--------------------------------------------------------------------------------
Net Asset Value -- End of Period                        $   14.49   $  10.69
================================================================================

TOTAL RETURN(b)                                             38.99%      6.90%(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)              $     371   $    266
Ratio of Expenses to Average Net Assets(d)(e)                1.57%      0.29%(f)
Ratio of Net Investment Income (Loss) to
  Average Net Assets(d)                                     (0.07%)     1.45%(f)
Portfolio Turnover Rate                                        78%        12%(c)

(a) From August 25, 1997, commencement of investment operations, through December 31, 1997.

(b) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the period shown.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Various expenses of the Fund were voluntarily absorbed by IFG for the year ended December 31, 1998 and all of the expenses of the Fund were voluntarily absorbed by IFG for the period ended December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 12.04% and 28.76% (annualized), respectively, and ratio of net investment loss to average net assets would have been (10.54%) and (27.02%) (annualized), respectively.

(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

(f)  Annualized

                     INVESCO Variable Investment Funds, Inc.
                FINANCIAL HIGHLIGHTS (CONTINUED) -- DYNAMICS FUND
             (For a Fund Share Outstanding Throughout Each Period)
                                                         Year          Period
                                                        Ended           Ended
                                                  December 31     December 31
--------------------------------------------------------------------------------
                                                         1998            1997(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period            $     10.34    $      10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                             0.00            0.02
Net Gains on Securities (Both Realized and Unrealized)   1.98            0.32
--------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                         1.98            0.34
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                     0.02            0.00
Distributions from Capital Gains                         0.15            0.00
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                      0.17            0.00
--------------------------------------------------------------------------------
Net Asset Value -- End of Period                  $     12.15    $      10.34
================================================================================

TOTAL RETURN(b)                                         19.35%          3.40%(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)        $       308    $       257
Ratio of Expenses to Average Net Assets(d)(e)            1.45%          0.52%(f)
Ratio of Net Investment Income (Loss) to
  Average Net Assets(d)                                 (0.64%)         0.63%(f)
Portfolio Turnover Rate                                    55%            28%(c)

(a) From August 25, 1997, commencement of investment operations, through December 31, 1997.

(b) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the period shown.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Various expenses of the Fund were voluntarily absorbed by IFG for the year ended December 31, 1998 and all of the expenses of the Fund were voluntarily absorbed by IFG for the period ended December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 14.76% and 34.18% (annualized), respectively, and ratio of net investment loss to average net assets would have been (13.95%) and (33.03%) (annualized), respectively.

(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

(f)  Annualized

                     INVESCO Variable Investment Funds, Inc.
            FINANCIAL HIGHLIGHTS (CONTINUED) -- HEALTH SCIENCES FUND
             (For a Fund Share Outstanding Throughout Each Period)
                                                   Year                  Period
                                                  Ended                   Ended
                                            December 31             December 31
--------------------------------------------------------------------------------
                                                1998(a)                  1997(b)
PER SHARE DATA
Net Asset Value -- Beginning of Period      $     11.04          $     10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                              0.05                 0.10
Net Gains on Securities
  (Both Realized and Unrealized)                   4.66                 0.94
--------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                   4.71                 1.04
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income               0.03                 0.00
Distributions from Capital Gains                   0.34                 0.00
In Excess of Net Realized Gains                    0.09                 0.00
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                0.46                 0.00
--------------------------------------------------------------------------------
Net Asset Value -- End of Period            $     15.29          $     11.04
================================================================================

TOTAL RETURN(c)                                   42.85%               10.40%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted) $      2,378          $       423
Ratio of Expenses to Average Net Assets(e)(f)     1.27%                 0.60%(g)
Ratio of Net Investment Income to
  Average Net Assets(e)                           0.35%                 2.34%(g)
Portfolio Turnover Rate                            107%                  112%(d)

(a)  The per share information was computed based on average shares.

(b) From May 22, 1997, commencement of investment operations, through December 31, 1997.

(c) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the period shown.

(d) Based on operations for the period shown and, accordingly, are not representative of a full year.

(e) Various expenses of the Fund were voluntarily absorbed by IFG for the year ended December 31, 1998 and all of the expenses of the Fund were voluntarily absorbed by IFG for the period ended December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 4.20% and 21.45% (annualized), respectively, and ratio of net investment loss to average net assets would have been (2.58%) and (18.51%) (annualized), respectively.

(f) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

(g)  Annualized



                     INVESCO Variable Investment Funds, Inc.
               FINANCIAL HIGHLIGHTS (CONTINUED) -- HIGH YIELD FUND
             (For a Fund Share Outstanding Throughout Each Period)
                                                                                              Period
                                                                                               Ended
                                                 Year Ended December 31                   December 31
-------------------------------------------------------------------------------------------------------
                                              1998         1997        1996          1995        1994(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period   $   12.46    $   11.78    $  11.04      $   10.01   $  10.00
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                         0.97         0.78        0.72           0.55       0.05
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)             (0.80)        1.26        1.11           1.43       0.01
-------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS              0.17         2.04        1.83           1.98       0.06
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income          0.98         0.78        0.71           0.55       0.05
Distributions from Capital Gains              0.23         0.58        0.38           0.40       0.00
In Excess of Net Realized Gains               0.11         0.00        0.00           0.00       0.00
-------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                           1.32         1.36        1.09           0.95       0.05
-------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period        $    11.31    $   12.46   $   11.78      $   11.04   $  10.01
=======================================================================================================

TOTAL RETURN(b)                               1.42%       17.33%      16.59%         19.76%      0.60%(c)

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                        $   42,026    $  30,881   $  14,033       $  5,233    $   624
Ratio of Expenses to
  Average Net Assets(d)                       0.85%(e)     0.83%(e)    0.87%(e)       0.97%(e)   0.74%(f)
Ratio of Net Investment Income to
  Average Net Assets(d)                       8.99%        8.67%       9.19%          8.79%      2.72%(f)
Portfolio Turnover Rate                        245%         344%        380%           310%        23%(c)

(a)  From May 27, 1994, commencement of investment operations,  through December
     31, 1994.

(b) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Various expenses of the Fund were voluntarily absorbed by IFG for the years ended December 31, 1997, 1996 and 1995 and the period ended December 31,
     1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.94%, 1.32%, 2.71% and 30.38%, respectively, and ratio of net investment income (loss) to average net assets would have been 8.56%, 8.74%, 7.05% and (26.92%), respectively.

(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

(f)  Annualized




                     INVESCO Variable Investment Funds, Inc.
           FINANCIAL HIGHLIGHTS (CONTINUED) -- INDUSTRIAL INCOME FUND
             (For a Fund Share Outstanding Throughout Each Period)
                                                                                                       Period
                                                                                                        Ended
                                                     Year Ended December 31                       December 31
-------------------------------------------------------------------------------------------------------------
                                                1998          1997       1996         1995          1994(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period     $   17.04     $   14.33   $  12.58    $   10.09    $    10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                           0.33          0.30       0.28         0.19          0.03
Net Gains on Securities
  (Both Realized and Unrealized)                2.23          3.71       2.52         2.76          0.09
-------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                2.56          4.01       2.80         2.95          0.12
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income            0.32          0.29       0.28         0.20          0.03
Distributions from Capital Gains                0.67          1.01       0.77         0.26          0.00
-------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                             0.99          1.30       1.05         0.46          0.03
-------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period           $   18.61     $   17.04   $  14.33    $   12.58    $    10.09
=============================================================================================================
TOTAL RETURN(b)                                15.30%        28.17%     22.28%       29.25%         1.23%(c)

RATIOS
Net Assets -- End of Period ($000 Omitted) $  60,346     $  40,093   $ 22,342    $   8,362    $      525
Ratio of Expenses to Average Net Assets(d)      0.93%(e)      0.91%(e)   0.95%(e)     1.03%(e)      0.79%(f)
Ratio of Net Investment
  Income to Average Net Assets(d)               1.98%         2.18%      2.87%        3.50%         1.69%(f)
Portfolio Turnover Rate                           73%           87%        93%          97%            0%(c)

(a) From August 10, 1994, commencement of investment operations, through December 31, 1994.

(b) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Various expenses of the Fund were voluntarily absorbed by IFG for the years ended December 31, 1998, 1997, 1996, and 1995 and the period ended December
     31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.93%, 0.97%, 1.19%, 2.31% and 32.55% (annualized), respectively, and ratio of net investment income
     (loss) to average net assets would have been 1.98%, 2.12%, 2.63%, 2.22% and (30.07%) (annualized), respectively.

(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

(f)  Annualized


                     INVESCO Variable Investment Funds, Inc.
                 FINANCIAL HIGHLIGHTS (CONTINUED) -- REALTY FUND
              (For a Fund Share Outstanding Throughout the Period)
                                                                      Period
                                                                       Ended
                                                                 December 31
--------------------------------------------------------------------------------
                                                                     1998(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                            $ 10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                0.29
Net Losses on Securities (Both Realized and Unrealized)             (1.88)
--------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                    (1.59)
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                                 0.19
--------------------------------------------------------------------------------
Net Asset Value -- End of Period                                  $  8.22
================================================================================
TOTAL RETURN(b)                                                    (15.88%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)                        $   501
Ratio of Expenses to Average Net Assets(d)(e)                        1.90%(f)
Ratio of Net Investment Income to Average Net Assets(d)              4.94%(f)
Portfolio Turnover Rate                                               200%(c)(g)

(a) From April 1, 1998, commencement of investment operations, through December 31, 1998.

(b) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the period shown.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Various expenses of the Fund were voluntarily absorbed by IFG for the period ended December 31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 8.54% (annualized) and ratio of net investment loss to average net assets would have been (1.70%) (annualized).

(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

(f)  Annualized

(g) Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions at a time when the Fund's assets were still relatively small and before the Fund was fully invested.


                     INVESCO Variable Investment Funds, Inc.
          FINANCIAL HIGHLIGHTS (CONTINUED) -- SMALL COMPANY GROWTH FUND
             (For a Fund Share Outstanding Throughout Each Period)
                                                                                    Year            Period
                                                                                   Ended             Ended
                                                                             December 31       December 31
---------------------------------------------------------------------------------------------------------------
                                                                                    1998              1997(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                      $       9.91       $     10.00
---------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                                       (0.01)             0.02
Net Gains or (Losses) on Securities (Both Realized and Unrealized)                  1.62             (0.11)
---------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                    1.61             (0.09)
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS-
In Excess of Net Investment Income                                                  0.01              0.00
---------------------------------------------------------------------------------------------------------------
Net Asset Value  -- End of Period                                           $      11.51       $      9.91
===============================================================================================================

TOTAL RETURN(b)                                                                    16.38%            (0.90%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)                                  $      1,036       $       247
Ratio of Expenses to Average Net Assets(d)(e)                                       1.87%             0.61%(f)
Ratio of Net Investment Income (Loss) to Average Net Assets(d)                     (0.90%)            0.52%(f)
Portfolio Turnover Rate                                                               92%               25%(c)

(a)  From August 25, 1997,  commencement of investment  operations,  to December
     31, 1997.

(b) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the period shown.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Various expenses of the Fund were voluntarily absorbed by IFG for the year ended December 31, 1998 and all of the expenses of the Fund were voluntarily absorbed by IFG for the period ended December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 12.46% and 35.99%, respectively, and ratio of net investment loss to average net assets would have been (11.49%) and (34.86%), respectively.

(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

(f)  Annualized



                     INVESCO Variable Investment Funds, Inc.
               FINANCIAL HIGHLIGHTS (CONTINUED) -- TECHNOLOGY FUND
             (For a Fund Share Outstanding Throughout Each Period)
                                                                                  Year            Period
                                                                                 Ended             Ended
                                                                           December 31       December 31
--------------------------------------------------------------------------------------------------------------
                                                                                    1998              1997(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                      $      11.49       $     10.00
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                                       (0.03)             0.05
Net Gains on Securities (Both Realized and Unrealized)                              2.96              1.44
--------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                    2.93              1.49
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                                                0.01              0.00
In Excess of Net Investment Income                                                  0.01              0.00
Distributions from Capital Gains                                                    0.06              0.00
--------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                 0.08              0.00
--------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                                            $      14.34       $     11.49
==============================================================================================================

TOTAL RETURN(b)                                                                    25.69%            14.80%(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)                                  $      1,577       $       414
Ratio of Expenses to Average Net Assets(d)(e)                                       1.40%             0.48%(f)
Ratio of Net Investment Income (Loss) to Average Net Assets(d)                     (0.14%)            0.95%(f)
Portfolio Turnover Rate                                                              239%              102%(c)

(a)  From May 21, 1997,  commencement of investment operations,  to December 31,
     1997.

(b) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the period shown.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Various expenses of the Fund were voluntarily absorbed by IFG for the year ended December 31, 1998 and all of the expenses of the Fund were voluntarily absorbed by IFG for the period ended December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 6.47% and 19.25%, respectively, and ratio of net investment loss to average net assets would have been (5.21%) and (17.82%), respectively.

(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

(f)  Annualized


                     INVESCO Variable Investment Funds, Inc.
              FINANCIAL HIGHLIGHTS (CONTINUED) -- TOTAL RETURN FUND
              (For a Fund Share Outstanding Throughout Each Period)
                                                                                                     Period
                                                                                                      Ended
                                                            Year Ended December 31              December 31
-------------------------------------------------------------------------------------------------------------
                                                    1998          1997        1996        1995      1994(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period        $    15.81   $     13.21   $   12.14   $   10.09   $   10.00
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                               0.37          0.36        0.36        0.25        0.09
Net Gains on Securities
  (Both Realized and Unrealized)                    1.13          2.66        1.12        2.05        0.09
-------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                    1.50          3.02        1.48        2.30        0.18
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                0.36          0.34        0.36        0.24        0.09
In Excess of Net Investment Income                  0.00          0.00        0.05        0.00        0.00
Distributions from Capital Gains                    0.37          0.08        0.00        0.01        0.00
-------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                 0.73          0.42        0.41        0.25        0.09
-------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period              $    16.58   $     15.81   $   13.21   $   12.14   $   10.09
=============================================================================================================

TOTAL RETURN(b)                                     9.56%        22.91%      12.18%      22.79%       1.75%(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)    $   35,630   $    23,268   $  13,513   $   6,553   $   1,055
Ratio of Expenses to Average Net Assets(d)          1.01%(e)      0.92%(e)    0.94%(e)    1.01%(e)    0.86%(f)
Ratio of Net
   Investment Income to Average Net Assets(d)       2.50%         3.07%       3.44%       3.91%       3.86%(f)
Portfolio Turnover Rate                               17%           27%         12%          5%          0%(c)

(a)  From June 2, 1994, commencement of investment operations,  through December
     31, 1994.

(b) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Various expenses of the Fund were voluntarily absorbed by IFG for the years ended December 31, 1998, 1997, 1996 and 1995 and the period ended December
     31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.01%, 1.10%, 1.30%, 2.51% and 16.44% (annualized), respectively, and ratio of net investment income
     (loss) to average net assets would have been 2.50%, 2.89%, 3.08%, 2.41% and (11.72%) (annualized), respectively.

(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

(f)  Annualized



                     INVESCO Variable Investment Funds, Inc.
               FINANCIAL HIGHLIGHTS (CONTINUED) -- UTILITIES FUND
             (For a Fund Share Outstanding Throughout Each Period)
                                                                                                     Period
                                                                                                      Ended
                                                            Year Ended December 31              December 31
-------------------------------------------------------------------------------------------------------------
                                                    1998          1997        1996        1995      1994(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period        $    14.40   $     11.95   $   10.84   $   10.00   $ 10.00
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                               0.25          0.31        0.13        0.07      0.00
Net Gains on Securities
  (Both Realized and Unrealized)                    3.41          2.48        1.26        0.84      0.00
-------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                    3.66          2.79        1.39        0.91      0.00
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                0.24          0.29        0.13        0.07      0.00
In Excess of Net Investment Income                  0.00          0.00        0.01        0.00      0.00
Distributions from Capital Gains                    0.03          0.05        0.14        0.00      0.00
In Excess of Net Realized Gains                     0.01          0.00        0.00        0.00      0.00
-------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                 0.28          0.34        0.28        0.07      0.00
-------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period              $    17.78   $     14.40   $   11.95   $   10.84   $ 10.00

TOTAL RETURN(b)                                    25.48%        23.41%      12.76%       9.08%     0.00%

RATIOS
Net Assets -- End of Period ($000 Omitted)    $    6,993   $     4,588   $   2,660   $     290   $    25
Ratio of Expenses to Average Net Assets(c)          1.08%(d)      0.99%(d)    1.16%(d)    1.80%(d)  0.00%
Ratio of Net Investment Income
  to Average Net Assets(c)                          1.73%         2.92%       2.92%       2.47%     0.00%
Portfolio Turnover Rate                               35%           33%         48%         24%        0%

(a) All of the expenses for the Fund were voluntarily absorbed by IFG for the period ended December 31, 1994, since investment operations did not commence during 1994.

(b) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.

(c) Various expenses of the Fund were voluntarily absorbed by IFG for the years ended December 31, 1998, 1997, 1996 and 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.60%, 2.07%, 5.36% and 57.13%, respectively, and ratio of net investment income (loss) to average net assets would have been 1.21%, 1.84%, (1.28%) and (52.86%), respectively.

(d) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

INVESCO

YOU SHOULD
KNOW WHAT
INVESCO KNOWS (TM)

INVESCO Distributors, Inc., (SM) Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.

Printed on recycled paper.